EXHIBIT B
PROPERTIES AND NET REVENUE INTERESTS

	12-1
	WI BC	WI AC	RI
Lexaria Corporation	32.00000%	27.20000%	20.80282%
Lexaria Corporation	10.00000%	8.50000%	6.50088%
	42.00000%	35.70000%	27.30369%

	12-3A
	WI BC	WI AC	RI
Lexaria Corporation	32.00000%	27.20000%	20.80282%
Lexaria Corporation	10.00000%	8.50000%	6.50088%
	42.00000%	35.70000%	27.30369%

	12-4
	WI BC	WI AC	RI
Lexaria Corporation	32.000000%	27.200000%	20.802815%
Lexaria Corporation	10.000000%	8.500000%	6.500880%
Lexaria Non-Consent	32.000000%	27.200000%	20.802815%
	74.000000%	62.900000%	48.106510%

	12-5
	WI BC	WI AC	RI
Lexaria Corporation	32.00000%	27.20000%	20.80282%
Lexaria Corporation	10.00000%	8.50000%	6.50088%
Lexaria Non-Consent	32.00000%	27.20000%	20.80282%
	74.00000%	62.90000%	48.10651%

	12-7
	WI BC	WI AC	RI

Lexaria Corporation	13.32258065%	11.3241935%	8.660849%

	12-6 / 12-8 / 12-9
	WI BC	WI AC	RI

Lexaria Corporation	42.0%	35.70%	27.3036947%

WI BC represents the gross working interests. This amount includes the pro-rata portion of the operator's 15% carried interest to the tanks. This is the amount the well owner agrees to pay of all drilling, completion, and infrastructure costs "to the tank".
WI AC represents the working interest after deducting for the pro-rata portion of the Operator's carried interest. (ie, 42% - (.42x.15=.063) = 35.7%
RI represents the revenue interest received for each specified well.

Exhibit B to Assignment and Bill of Sale

	12-1
	WI BC	WI AC	RI
Lexaria Corporation	32.00000%	27.20000%	20.80282%
Lexaria Corporation	10.00000%	8.50000%	6.50088%
	42.00000%	35.70000%	27.30369%

	12-3A
	WI BC	WI AC	RI
Lexaria Corporation	32.00000%	27.20000%	20.80282%
Lexaria Corporation	10.00000%	8.50000%	6.50088%
	42.00000%	35.70000%	27.30369%

	12-4
	WI BC	WI AC	RI
Lexaria Corporation	32.000000%	27.200000%	20.802815%
Lexaria Corporation	10.000000%	8.500000%	6.500880%
Lexaria Non-Consent	32.000000%	27.200000%	20.802815%
	74.000000%	62.900000%	48.106510%

	12-5
	WI BC	WI AC	RI
Lexaria Corporation	32.00000%	27.20000%	20.80282%
Lexaria Corporation	10.00000%	8.50000%	6.50088%
Lexaria Non-Consent	32.00000%	27.20000%	20.80282%
	74.00000%	62.90000%	48.10651%

	12-7
	WI BC	WI AC	RI

Lexaria Corporation	13.32258065%	11.3241935%	8.660849%

	12-6 / 12-8 / 12-9
	WI BC	WI AC	RI

Lexaria Corporation	42.0%	35.70%	27.3036947%

WI BC represents the gross working interests. This amount includes the pro-rata portion of the operator's 15% carried interest to the tanks. This is the amount the well owner agrees to pay of all drilling, completion, and infrastructure costs "to the tank".
WI AC represents the working interest after deducting for the pro-rata portion of the Operator's carried interest. (ie, 42% - (.42x.15=.063) = 35.7%
RI represents the revenue interest received for each specified well.

Table of Contents

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this "Agreement") is executed on November ______, 2014, by and between Lexaria Corporation, a Nevada corporation (the "**Seller**") and Cloudstream Belmont Lake, LP, a Texas limited partnership ("**Buyer**").

RECITALS

WHEREAS, Seller is the owner of certain oil and gas properties and assets described herein;

WHEREAS, Seller desires to sell and convey, and Buyer desires to purchase and pay for, all of such oil and gas properties and assets on the terms set forth herein;

NOW, THEREFORE, for and in consideration of the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Defined Terms. In addition to the terms defined in the introductory paragraph and the Recitals of this Agreement, for purposes hereof, the capitalized expressions and terms set forth in Schedule 1 shall have the meanings set forth therein, unless expressly indicated otherwise. Other terms may be defined elsewhere in this Agreement and shall, for purposes hereof, have the meanings so specified, unless expressly indicated otherwise.

ARTICLE II.
PURCHASE AND SALE

2.1 Purchase and Sale. Subject to the terms hereof, Seller agrees to sell and convey to Buyer free and clear of all Liens and encumbrances of every nature, other than Permitted Encumbrances, and Buyer agrees to purchase from Seller and pay for, the following properties and assets of Seller (collectively, Sections 2.1(a) through 2.1(j) below are the "**Assets**"):

(a) all rights, titles, and interests of Seller (including in each case, without limitation, fee mineral interests, leasehold interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried working interests, reversionary interests, possibilities of reverter, rights to undrilled prospects and conversion rights and options and all other forms of mineral interests of every nature) in, to, under, or derived from (i) the oil and gas leases described more particularly on Exhibit A and the leasehold estates created thereby, as to all lands covered thereby and all depths thereunder (collectively, the "**Leases**"), (ii) the lands covered by the Leases and all interests otherwise described on Exhibit B, (iii) all units created by the pooling, unitization, and communitization agreements in effect with respect to the Leases and the lands covered thereby or otherwise described on Exhibits A and B, and (iv) the oil and gas leases and lands included in any units with which the Leases or the lands covered thereby or otherwise described on Exhibit B may have been pooled, unitized, or communitized, and all other rights,

interests, privileges, benefits, and powers of any kind or character conferred upon Seller as the owner of any of such interests, to the extent of Seller's ownership thereof or other right or claim thereto, howsoever arising;

(b) the undivided Working Interests and the associated Net Revenue Interests in the Leases as set forth in Exhibit B, together with any and all other rights, titles, and interests of Seller, in and to the wells for the production of Hydrocarbons, the disposal of salt water and other substances and the injection of water that are located on the Leases or on other leases or lands with which the Leases or the lands covered thereby or otherwise described on Exhibit B may have been pooled, unitized, or communitized, also described more particularly on Exhibit B (collectively, the "**Wells**");

(c) all of Seller's right, title, and interest in and to all crude oil, natural gas, condensate, distillate, natural gasoline, natural gas liquids, plant products, refined petroleum products, other liquid or gaseous hydrocarbons (including, without limitation, coalbed methane), sulphur, other gases (including, without limitation, hydrogen and carbon dioxide), and every other mineral or substance, or any of them, the right to explore for which, or any interest in which, is granted pursuant to the Leases or the other interests described herein ("**Hydrocarbons**") where the same are produced from and allocable to the interests of Seller described in clauses (a) and (b) of this Section 2.1 from and after the Effective Date or existing on the Effective Date and constituting oil in tanks line fill and bottoms;

(d) all of Seller's right, title, and interest in and to all fee surface interests in land, surface leases, easements, rights-of-way, servitudes, licenses, franchises, road, railroad, and other surface use permits or agreements, as the same may exist, and similar rights and interests (if any) located on the lands covered by the Leases or otherwise described on Exhibit B or on any units with which the Leases or the lands covered thereby or otherwise described on Exhibit B may have been pooled, unitized, or communitized, or that otherwise relate to the interests of Seller described in clauses (a) and (b) of this Section 2.1 (collectively, the "**Real Property Interests**");

(e) all of Seller's right, title, and interest in and to all equipment, machinery, pipe, fixtures, inventory, improvements, and other mixed, or movable property, located on or off the lands covered by the Leases or otherwise described on Exhibit B or with which the Leases or the lands covered thereby or otherwise described on Exhibit B have been pooled, unitized, or communitized, to the extent used in connection with or attributable to the interests of Seller described in clauses (a) and (b) of this Section 2.1 (except for any such personal property leased from third Persons), including, without limitation, the following (where the same exist and Seller has any right therein): water wells; saltwater disposal wells and facilities; injection wells and facilities; well equipment; casing; rods; tanks and tank batteries; boilers; tubing; pumps; pumping units and engines; platforms; Christmas trees; derricks; production facilities; compressors and compression equipment; dehydration units and facilities; heater-treaters; processing, fractionation, treatment, and separation plants and facilities; testing and sampling equipment; sulfur recovery units and facilities; valves; gauges; meters; generators; motors; gun barrels; flow lines; water lines; gas lines; gathering lines, laterals and trunk lines, and other pipe lines; gas systems (for gathering, treatment, and compression); chemicals; solutions; water systems (for treatment, disposal, and injection); power plants; poles; lines; transformers; starters and controllers; tools; vehicles; trailers; boats; telegraph, telephone, remote telemetry, and other communication systems; loading docks,

loading racks, and shipping facilities; spare parts; and any and all additions or accessions to, substitutions for, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto (collectively, the "**Personal Property**"). The interests of Seller described in clauses (a), (b), (c), (d), and (e) of this Section 2.1 in and with respect to each Lease, or each group of Leases covering a common mineral ownership, or each unit into which any Lease or group of Leases or the lands covered thereby or otherwise described on Exhibit B have been pooled, unitized, or communitized being referred to collectively herein as the "**Properties**";

(f) all of Seller's right, title, and interest in and to any fees, rentals, proceeds, payments, revenues, and other rights and economic benefits of every kind and character accruing or payable to the owner of the Assets that are attributable to the period from and after the Effective Date;

(g) all of Seller's right, title, and interest in and to all Contracts that pertain to the Properties or the operation thereof (save and except as are rejected by the Buyer after being provided with a complete copy thereof or as otherwise expressly agreed in writing by Buyer), collectively, the "**Transferred Contracts;**"

(h) all of Seller's rights, titles, and interests in and to all intangible rights, inchoate rights, transferable rights under warranties made by prior owners, manufacturers, vendors, and third Persons, and rights accruing under applicable statutes of limitation or prescription, insofar only as the foregoing rights and interests relate or are attributable to the items listed in this Section 2.1, and do not constitute Excluded Assets, but including, without limitation, all Claims of Seller with respect to underproduction accounts or credits pertaining to Imbalances in existence as of the Effective Date (collectively, "**Intangible Rights**");

(i) all files (including, without limitation, historical and daily production reports), records (including, without limitation, land and title records, plats, surveys, abstracts of title, title insurance policies, title opinions, and title curative, lease, contract, division order, marketing, correspondence, operations, environmental (including legal), insurance, production, accounting, regulatory (including legal), and facility and well records and files), and other information that relate in any way to any of the items listed in this Section 2.1, which are in the possession of Seller or in the hands of third parties held on behalf of Seller or for which Seller has access (collectively, the "**Records**"); and

(j) all of Seller's right, title, and interest in and to all maps, logs, geological, geophysical, reserve engineering, and other scientific and technical information, reports, and data (including, without limitation, conventional and processed and 3-D and other seismic data) that relate in any way to the Properties, which are owned by, or licensed to, Seller or to which Seller has any form of access and do not constitute Excluded Assets (collectively, the "**Transferable Data**");

LESS AND EXCEPT the Excluded Assets. The conveyance of the Assets shall be effective as of the Effective Date.

2.2 Excluded Assets. Seller excepts, reserves, and retains to itself the following properties and assets (collectively, Sections 2.2(a) through 2.2(l) below are the "**Excluded Assets**"):

(a) all corporate, financial, legal (save and except the Records described in Section 2.1(i)), and corporate income tax records of Seller relating to the period prior to the Effective Date; and all work papers, support documentation and notes, software, electronic media and databases related to such corporate, financial, legal and tax records (save and except the work papers, support documentation and notes, software, electronic media and databases related to the Records described in Section 2.1(i));

(b) all revenues, proceeds, distributions, deposits, cash, checks in process of collection, cash equivalents, and funds attributable to Seller's interest in the Assets for the period prior to the Effective Date;

(c) all Hydrocarbons (save and except for line fill and bottoms existing on the Effective Date) produced from or allocable to the Properties prior to the Effective Date, as well as all claims for underpaid or unpaid revenues attributable the Seller's interests in the Assets or refunds for overpayment of royalties, overriding royalties, production payments and other revenues derived from the sale of Hydrocarbons produced prior to the Effective Date;

(d) all rights, interests, and Claims that Seller may have under any policy of insurance or indemnity, surety bond, or any insurance or condemnation proceeds or recoveries from third Persons relating to property damage or casualty loss affecting the Assets for incidents occurring prior to the Effective Date;

(e) all Claims, whether in contract, in tort, or arising by operation of Law, and whether asserted or unasserted as of the Effective Date, that Seller may have against any Person arising out of acts, omissions, or events, or injury to or death of Persons or loss or destruction of or damage to property, relating in any way to, the Assets for incidents that occurred prior to the Effective Date; provided, however, that no such Claim may be settled, compromised, or otherwise resolved in a manner that results in an obligation borne by Buyer or the Assets from and after the Effective Date without the prior written consent of Buyer, which consent may be withheld without cause;

(f) any and all rights to use Seller's name, marks, trade dress or insignia, or to use the name of any Affiliate of Seller, and Seller's proprietary or licensed computer software, patents, trade secrets and copyrights;

(g) all amounts due or payable to Seller as adjustments to insurance premiums related to the Assets for periods prior to the Effective Date;

(h) all Claims of Seller for refunds of or any loss carry-forwards with respect to Property-Related Taxes and income or franchise taxes relating to any of the Assets for periods prior to the Effective Date;

(i) all audit rights and all amounts due or payable to Seller as refunds, adjustments, or settlements of disputes arising under or relating to the Assets for periods prior to the Effective Date;

(j) all trade credits and the proceeds of all accounts receivable, notes receivable, instruments, general intangibles, and other receivables due or payable to Seller relating to the Assets for the period prior to the Effective Date, and any amounts due or payable to Seller by vendors, contractors, partners, co-venturers, or third parties as adjustments or refunds under any contract or agreement that relate to periods of time or work performed prior to the Effective Date;

(k) except as otherwise provided herein, all fees, rentals, proceeds, payments, revenues, rights, and economic benefits of every kind and character (and all security or other deposits made) payable to the owner of the Assets and that are attributable to the period prior to the Effective Date; and

(l) all interests, rights, property and assets of Seller not located on or used in connection with the Assets or otherwise specifically included in the definition of the Assets.

2.3 Consideration.

(a) The consideration to be paid by Buyer to Seller with respect to the sale to Buyer of the Assets is $1,400,000.00 (One million, four hundred thousand and no/100 dollars), in currency of the United States (the "**Consideration**"), which, subject to adjustments made as provided in Sections 2.3(b) and 2.3(c), shall be payable to Seller at Closing in accordance with Article IV.

(b) The Consideration shall be adjusted upward by the following:

(i) the following prepaid expenses attributable to the Assets, incurred and actually paid by the Seller in the ordinary course of owning and operating the Assets and attributable to the period from the Effective Date through the Closing Date: (A) royalties, overriding royalties, and other similar burdens on production, (B) rentals, shut-in well payments, and other lease maintenance payments made under the terms of the Leases, (C) except as otherwise provided herein, the direct overhead and other charges and expenses properly billed to Seller by the operator or operators (including, without limitation, Seller or its Affiliates) of the Properties under applicable operating agreements, including, without limitation, unreimbursed expenses paid by Seller on behalf of third Persons to which Seller is not entitled to reimbursement under such operating agreements, and (D) premiums paid by Seller with respect to any policy of insurance or indemnity or any surety bond directly related to the Assets and allocable to the period from the Effective Date through the Closing Date;

(ii) the proration of Property-Related Taxes under Section 8.5; and

(iii) any other amount provided for elsewhere in this Agreement or otherwise expressly agreed upon by Seller and Buyer in writing as being an increase to the Consideration.

(c) The Consideration shall be adjusted <u>downward</u> by:

(i) the proceeds received by Seller from the sale of Hydrocarbons produced from or allocable to the Properties during the period from the Effective Date through the Closing Date, less amounts payable as royalties, overriding royalties, and other burdens upon such Hydrocarbons and Property-Related Taxes deducted and paid by the purchaser of such Hydrocarbons;

(ii) all other fees, rentals, proceeds from any permitted sale, salvage, or other disposition, and other revenues pertaining to the Assets that are attributable to, and were received by Seller during, the period from the Effective Date through the Closing Date;

(iii) the amount of the value of any Imbalance as to which Seller is in an "over" position as of the Effective Date, as well as the amount of the value of any Hydrocarbons produced from or allocable to the Properties that third Persons may otherwise be entitled to receive out of Seller's interest in such Properties after the Effective Date without making full payment therefore at or after the time of delivery as the result of a "take-or-pay", prepayment, forward sale, production payment, deferred production, or similar arrangement in existence as of the Effective Date, such value to be based, in each case, on the contract price applicable to the relevant category of Hydrocarbons (or the market value, if there is no contract price), determined as of the Effective Date;

(iv) as otherwise agreed upon by Seller and Buyer, in a writing signed by both Parties prior to the Closing Date, as being a reduction in the Consideration; and

(v) the proceeds received by Seller from the sale of Hydrocarbons produced from or allocable to the Properties through the Closing Date, which is attributable to third parties, but is held in "suspense" for any reason.

(d) The Consideration, as adjusted pursuant to <u>Sections 2.3(b)</u> and <u>2.3(c)</u>, shall be referred to herein as the "**<u>Adjusted Consideration</u>**". All adjustments to the Consideration provided for in <u>Sections 2.3(b)</u> and <u>2.3(c)</u> shall be determined without duplication and on an accrual basis, in accordance with generally accepted accounting principles consistently applied.

2.4 Performance Deposit. Buyer has tendered to Lexaria Corporation, an amount equal to fifty thousand and 00/100 dollars ($50,000.00) (the "Performance Deposit"). The Performance Deposit is non-refundable except in the event of circumstances as outlined in Section 7.1 or as otherwise expressly set forth herein. The deposit shall be credited to the benefit of Buyer against the Consideration, at Closing.

2.5 Assumption of Obligations. Subject to the terms of this Agreement, upon the Closing, Buyer assumes and agrees to and shall pay, perform, and discharge and shall indemnify Seller below with respect to, the following duties, obligations, and Liabilities (collectively, the "**Assumed Liabilities**"), effective as of the Effective Date or the date of Closing, as applicable, as set forth below:

(a) the performance of the terms, conditions, and covenants of, and the discharge of Seller's share of the duties, obligations, and liabilities (other than obligations or Liabilities for the payment of money or that arise by reason of the negligence of the Seller) arising under the terms of, the Leases, the Real Property Interests, and the Transferred Contracts for the period from and after (but not before) the Effective Date;

(b) all ordinary and customary obligations and Liabilities of Seller for the payment of money (save and except as provided in Section 2.3(b)(i) with respect to the Assets (including, without limitation, the payment of Seller's share of all ordinary and customary costs and expenses incurred in connection with the Assets and the payment of Seller's share of all royalties, overriding royalties, and other similar burdens on production, as well as all rentals, shut-in well payments, minimum royalties, and other lease maintenance payments under the terms of the Leases) for the period from and after the Effective Date;

(c) all obligations of Seller regarding the plugging and abandonment of Wells 12.1, 12.3A, 12.4, 12.5, 12.7, one water well and one conductor-rod hole and all currently undrilled wells that may be drilled in the future by Buyer on the Leases, and Personal Property and the performance of all related salvage, site clearance, and surface restoration operations in accordance with applicable Law and the terms of the Leases and applicable Transferred Contracts (Seller assumes plugging and abandonment obligations for any other wells related to the Properties);

(d) **all Assumed Environmental Liabilities, not including any contamination related to acts, omissions, events, or conditions giving rise thereto, which occurred prior to the Closing Date;**

(e) **Excluding the Retained Liabilities, ALL OTHER CLAIMS AND LIABILITIES FOR INJURY TO OR DEATH OF ANY PERSON, PERSONS, OR OTHER LIVING THINGS, OR LOSS OR DESTRUCTION OF OR DAMAGE TO PROPERTY AFFECTING OR RELATING TO THE ASSETS,** to the extent that such Claim or Liability, or the acts, omissions, events, or conditions giving rise thereto, arises, occurs at or after **the Closing Date and was not caused by the negligence or strict liability of Seller or** their affiliates, employees, agents or representatives;

(f) all obligations of Seller owed to other Persons with respect to all Imbalances (if any) in existence at or arising after the Effective Date;

(g) all Claims and Liabilities relating to the payment of taxes (including interest, penalties, and additions to tax) for which Buyer has agreed to be responsible pursuant to Section 8.5;

(h) all obligations of Seller (if any) relating to the accounting for and distribution or payment of proceeds from the sale of the Hydrocarbons produced for which the proceeds are received from the product purchases after Closing and allocable to the Properties, including, without limitation, the distribution or payment of funds held in suspense as of the Closing Date and transferred to Buyer pursuant to Section 5.3;

(i) the responsibility for compliance with applicable Laws relating to the Assets for the period from and after the Closing Date; and

(j) Excluding the Retained Liabilities, all other duties, obligations, Liabilities, and Claims, whether in contract, in tort, or arising by operation of Law, accruing or resulting from, arising out of, or otherwise associated with the Assets (including without limitation the ownership, operation, and maintenance of the Properties and the production, processing, gathering, treating, transportation, and marketing of Hydrocarbons therefrom or allocable thereto) for the period from and after the Closing Date.

2.6 Retained Liabilities. Subject to the terms of this Agreement, Seller hereby expressly retains and agrees to pay, perform, and discharge and shall indemnify Buyer with respect to, the following duties, obligations, and Liabilities (collectively, the "**Retained Liabilities**"):

(a) the performance of the terms, conditions, and covenants of, and the discharge of Seller's share of the duties, obligations, and Liabilities (other than obligations or Liabilities for the payment of money) arising under the terms of, the Leases, the Real Property Interests, the Properties and the Contracts, or otherwise related to the Assets, for the period prior to the Closing Date;

(b) all obligations and Liabilities of Seller for the payment of money with respect to the Assets (including, without limitation, the payment of Seller's share of all costs and expenses incurred in connection with the Assets and the payment of Seller's share of all royalties, overriding royalties, and other similar burdens on production, as well as all rentals, shut-in well payments, minimum royalties, and other lease maintenance payments under the Leases) for the period prior to the Closing Date;

(c) all Claims and Liabilities relating to the payment of taxes (including interest, penalties, and additions to tax) for which Seller has agreed to be responsible pursuant to Section 8.5;

(d) all Retained Environmental Liabilities;

(e) all Claims and Liabilities, whether in contract, in tort, or arising by operation of Law, against or suffered by Seller that relate in any way to, the Assets

(INCLUDING, WITHOUT LIMITATION, ALL CLAIMS AND LIABILITIES FOR INJURY TO OR DEATH OF ANY PERSON, PERSONS, OR OTHER LIVING THINGS, OR LOSS OR DESTRUCTION OF OR DAMAGE TO PROPERTY AFFECTING OR RELATING TO THE ASSETS, REGARDLESS OF WHETHER SUCH CLAIM OR LIABILITY RESULTS, IN WHOLE OR IN PART, FROM THE NEGLIGENCE OR STRICT LIABILITY OF BUYER OR ITS AFFILIATES, EMPLOYEES, AGENTS, OR REPRESENTATIVES), to extent that (i) any such Claim or Liability, or the acts, omissions, events, or conditions giving rise thereto, arose, occurred, or existed prior to the Closing Date, regardless of whether such Claim or Liability has been asserted as of the Closing Date or (ii) any such Claim or Liability, or the acts, omissions, events, or conditions giving rise thereto, arises, occurs at or after the Closing Date and was caused by the negligence or strict liability of Seller or their affiliates, employees, agents or representatives;

(f) the responsibility for compliance with applicable Laws relating to the Assets for the period prior to the Closing Date;

(g) all Claims (if any) of third Persons, whether as the result of audits or otherwise, to refunds, adjustments, settlements of disputes, or other amounts of any kind due under the terms of the Leases, the Real Property Interests, or the Contracts attributable to the period prior to the Effective Date;

(h) all amounts payable by Seller under the terms of all exchange traded futures contracts and over-the-counter derivative contracts to which Seller or the Assets is a party as of the Effective Date, including, without limitation, all breakage costs (if any) incurred by Seller under the terms of any such agreements as the result of the Transactions;

(i) all indebtedness (if any) of Seller, whether or not encumbering all or any portion of the Assets;

(j) all claims for overpaid revenues attributable to the Seller's interests in the Assets or claims for underpayment of royalties, overriding royalties, production payments and other revenues derived from the sale of Hydrocarbons produced prior to the Effective Date; and

(k) Excluding the Assumed Liabilities, all other duties, obligations, Liabilities, and Claims, whether in contract, in tort, or arising by operation of Law, accruing or resulting from, arising out of, or otherwise associated with (i) the Assets (including without limitation the ownership, operation, and maintenance of the Properties and the production, processing, gathering, treating, transportation, and marketing of Hydrocarbons therefrom or allocable thereto) for the period prior to the Closing Date and (ii) the Excluded Assets.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Seller. The Seller hereby represents and warrants to Buyer, as of the date of this Agreement and the Closing Date:

(a) The Seller is a corporation, validly existing, and in good standing under the Laws of and/or residents of the State Nevada. Seller has all requisite power and authority to own

and operate their properties and to carry on their business as now conducted in the State of Mississippi.

(b) Seller has full capacity, power, and authority to enter into and perform this Agreement and the Transactions. With the exception of certain shareholder and regulatory approvals that must and will be timely obtained, the execution, delivery, and performance by Seller of this Agreement has been duly and validly authorized and approved by all necessary action on the part of Seller, and this Agreement and the other Transaction Documents are, or upon their execution and delivery shall be, the valid and binding obligations of Seller and enforceable against Seller in accordance with their terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws.

(c) The execution, delivery, and performance by Seller of this Agreement and the consummation of the Transactions will not (i) conflict with or result in a breach of any provisions of the organizational and other governing documents of Seller, (ii) result in a default or the creation of any Lien or give rise to any right of termination, cancellation, or acceleration under any of the terms of any Lease, Contract, Real Property Interest, Permit, pooling, unitization, and communitization agreement, note, bond, mortgage, indenture, license, or other agreement, document, or instrument to which Seller is a party or by which Seller or any of the Assets may be bound, or (iii) violate **any order, writ, injunction, judgment, decree, or Law applicable to Seller or the Assets.**

(d) There is no Claim that will result in the impairment of Seller's title to the Assets. There is no Claim that will exceed $10,000.00 by any Person or Governmental Authority (including, without limitation, expropriation or forfeiture proceedings), and no legal, administrative, or arbitration proceeding pending or, to Seller's Knowledge, threatened against either Seller or the Assets, or to which Seller or the Assets is a party, that reasonably may be expected to (i) hinder or impede the operation of all or any portion of the Assets, (ii) subject the owner of the Assets to liability in favor of any other Person or Governmental Authority as the result of the alleged violation by Seller or any other Person of any Environmental Law or other law or the existence, the threat of the occurrence, or the remediation and clean-up of an Environmental Condition affecting any of the Properties, or (iii) otherwise have a Material Adverse Change upon the Assets or the ability of Seller to consummate the Transactions.

(e) None of the Assets is subject to a preferential right to purchase, third Person consent to assignment requirement, right of first refusal, right of first offer, or similar right or restriction.

(f) No authorization, consent, approval, exemption, franchise, permit, or license of, or filing with, any Governmental Authority or any other Person is required to authorize, or is otherwise required by any Governmental Authority in connection with, the valid execution and delivery by Seller of this Agreement, the transfer of the Assets to Buyer, or the performance by Seller of its other obligations hereunder.

(g) Seller owns and is fully qualified to transfer the Leases under the terms thereof and applicable Law. Seller (i) is not in material breach or material default, and (ii) there has occurred no event, fact, or circumstance that, with the lapse of time or the giving of notice,

or both, would constitute such a breach or default by Seller, with respect to any of its obligations under any Lease, and, (iii) to Seller's Knowledge, no other Person owning an interest in, or serving as operator of, any Lease is in material breach or material default with respect to any of its obligations thereunder. No lessor under any Lease has given or, to Seller's Knowledge, threatened to give notice of any action to terminate, cancel, rescind, repudiate, or procure a judicial reformation of any Lease or any provision thereof, and to Seller's Knowledge, no act or omission has occurred which, but for the giving of notice or the making of demand, would result in the termination of any Lease(s).

(h) Seller owns and is fully qualified to transfer the Properties under the terms of this Agreement and applicable Laws. No grantor, lessor, licensor, or other counterparty under any Properties has given or, to Seller's Knowledge, threatened to give notice of any action to terminate, cancel, rescind, repudiate, or procure a judicial reformation of any Properties or any provision thereof and to Seller's Knowledge, no act or omission has occurred which, but for the giving of notice or the making of demand, would result in the termination of any such act(s) or interest(s). Seller has correctly made, or caused to be correctly made, all rental and other payments due in respect of the Properties thereunder.

(i) Seller has furnished to Buyer true and correct copies of all Material Contracts, which Material Contracts are set forth on Schedule 2. With respect to the Material Contracts, except as set forth in Schedule 2: (i) all Material Contracts are in full force and effect; (ii) Seller is not in breach or default, and there has occurred no event, fact, or circumstance that, with the lapse of time or the giving of notice, or both, would constitute such a breach or default by Seller, with respect to any of its obligations under any Material Contract; (iii) to Seller's Knowledge, no other party is in breach or default with respect to any of its obligations under any Material Contract; and (iv) neither Seller nor, to Seller's Knowledge, any other party to any Material Contract has given or threatened to give notice of any action to terminate, cancel, rescind, or procure a judicial reformation of any Material Contract or any provision thereof.

(j) That (i) there are no calls on production, options to purchase, or similar rights in effect with respect to any portion of Seller's share of the Hydrocarbons, and all Contracts for the sale of Hydrocarbons are terminable without penalty on no more than ninety (90) days' prior notice, (ii) Seller is currently receiving the prices provided for under such sales Contracts with respect to the Hydrocarbons; (iii) all proceeds from the sale of Hydrocarbons attributable to the interests of Seller in the Properties have been and are being disbursed to Seller under appropriate division orders, transfer orders, or similar documents signed by or otherwise binding on Seller, and no portion of any such proceeds is being held in suspense, subject to a Claim for refund by the purchaser, used as an offset or as collateral for other obligations (whether disputed or undisputed), or otherwise not being paid to Seller as it becomes due in the ordinary course of business.

(k) Seller does not have a Claim constituting an Asset, and is not subject to any obligation constituting an Assumed Liability, with respect to any Imbalance that relates to any of the Assets. Seller has not been, nor will be after the Effective Date, obligated by virtue of any prepayment made under any sales Contract or other Contract containing a "take-or-pay" clause, or under any production payment, forward sale, balancing, deferred production, or similar

arrangement, to deliver Hydrocarbons produced from or allocable to any of the Properties at some future time without receiving full payment therefor at or after the time of delivery.

(l) Except with respect to those Property-Related Taxes prorated between Seller and Buyer as provided in Section 8.5, during the period of Seller's ownership of the Assets, all Property-Related Taxes imposed or assessed with respect to, measured by, charged against, or attributable to the Assets, or the ownership thereof, or the production, processing, gathering, treatment, transportation, and marketing of Hydrocarbons therefrom or allocable thereto that became due and payable prior to the Effective Date have been properly paid.

(m) Seller has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the Transactions for which Buyer shall have any responsibility whatsoever and Seller covenants and agrees to indemnify and hold Buyer harmless from any liability, contingent or otherwise, for brokers' or finders' fees relating to the Transactions. Seller shall be solely responsible for the payment of any brokers' or finders' fees to the extent agreed in writing by Seller with any such broker or finder.

(n) To the extent required by applicable Laws and the Leases, all royalties payable prior to the Closing Date have been timely paid.

(o) Seller has taken all steps necessary to determine and has determined that no Hazardous Substances (as defined in the Applicable Environmental Laws) (i) have been disposed of or Released on or onto the Properties, (ii) or, if generated, on the Properties have been disposed of offsite in violation of Applicable Environmental Laws or at any site listed or proposed for listing on the National Priority List (as such term is defined under CERCLA) or similar lists created pursuant to any state analog to CERCLA. Without limitation of the foregoing, to Seller's Knowledge, there are no leaking underground storage tanks which are or previously were in operation, surface impoundments, disposal pits or waste ponds or lagoons, or Hazardous Materials on, in or under such Properties. Seller has not received written notice of any Claim that Seller is a potentially responsible party at any site included, or proposed for inclusion, on the National Priority List (as such term is defined under CERCLA) or similar lists created pursuant to any state analog to CERCLA.

(p) The special warranty of title contained in the conveyance and the express representations and warranties of Seller contained in this Section 3.1 and otherwise in this Agreement (collectively "**Seller's Warranties**") are exclusive and are in lieu of all other representations and warranties, express, implied, statutory or otherwise. Seller expressly disclaims any and all other representations and warranties. Without limitation of the foregoing and except for Seller's Warranties, the properties shall be conveyed pursuant hereto without any warranty or representation, whether express, implied, statutory or otherwise, relating to any material, information or documents which originated with third parties and to which Seller had no control over. Buyer shall have inspected, or waived (and upon closing shall be deemed to have waived) its right to inspect, the properties for all purposes and satisfied itself as to their physical and environmental condition, both surface and subsurface, including but not limited to conditions specifically related to the presence or release of hazardous material, including hazardous substances, solid wastes, asbestos and other manmade fibers, or naturally occurring radioactive materials, save and except for Seller's Warranties. Except for the Seller's

Warranties, Seller further disclaims any representation or warranty, express, statutory or implied, of rights of a purchaser under appropriate statutes to claim diminution of consideration or return of the purchase price, it being expressly understood and agreed by the Parties hereto that Buyer shall be deemed to be obtaining the properties in their present status, and condition, "as is" and "where is" with all faults or defects (known or unknown, latent, discoverable or undiscoverable), and that Buyer has made or caused to be made such inspections as Buyer deems appropriate. Seller covenant and agrees to take all actions necessary to designate Buyer or its designee as operator of the Assets, Leases and Wells as of the Closing Date. Seller and Buyer agree that, to the extent required by applicable Laws to be effective, the disclaimers of certain representations and warranties contained in this **Section 3.1** are "conspicuous" disclaimers for the purpose of any applicable Laws.

3.2 Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

(a) Buyer is a company duly organized, validly existing, and in good standing under the Laws of the State of Texas and is qualified to do business in each jurisdiction where the Properties are located. Buyer has all requisite power and authority to own and operate its property and to carry on its business as now conducted.

(b) Buyer has full capacity, power, and authority to enter into and perform its obligations under the provisions of this Agreement and the Transactions. The execution, delivery, and performance by Buyer of the terms of this Agreement have been duly and validly authorized and approved by all necessary action of Buyer, and this Agreement and the other Transaction Documents are, or upon their execution and delivery will be, the valid and binding obligations of Buyer and enforceable against Buyer in accordance with their terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) The execution, delivery, and performance by Buyer of the terms of this Agreement and the consummation of the Transactions will not (i) conflict with or result in a breach of any provision of the organizational documents and other governing documents of Buyer, (ii) result in a default or the creation of any Lien or give rise to any right of termination, cancellation, or acceleration under any of the terms of any note, bond, mortgage, indenture, license, or other agreement to which Buyer is a party or by which Buyer or any of its property may be bound, or (iii) violate any order, writ, injunction, judgment, decree, or Laws applicable to Buyer or its property.

(d) There is no Claim by any Person or Governmental Authority (including, without limitation, expropriation or forfeiture proceedings), and no legal, administrative, or arbitration proceeding pending or, to Buyer's Knowledge, threatened against Buyer, or to which Buyer is a party, that reasonably may be expected to have a material adverse effect upon the ability of Buyer to consummate the Transactions.

(e) No authorization, approval, exemption, franchise, permit, or license of, or filing with, any Governmental Authority or any other Person is required to authorize, or is

otherwise required in connection with, the valid execution and delivery by Buyer of this Agreement or the performance by Buyer of its obligations hereunder and thereunder.

(f) Buyer has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever and Buyer shall indemnify and hold Seller harmless therefrom. Buyer shall be solely responsible for the payment of any brokers' or finders' fees to the extent agreed in writing by Buyer with any such broker or finder.

ARTICLE IV.
DUE DILIGENCE AND ENVIRONMENTAL

4.1 Review By Buyer. Should, as a result of Buyer's examinations and investigations, or otherwise, one or more matters come to Buyer's attention which would constitute a Defect (as below defined), and should there be one or more of such Defects which Buyer is unwilling to waive and close the Transactions notwithstanding the fact that such Defects exist, Buyer shall notify Seller in writing of such Defects (such Defects of which Buyer so provides notice are herein called "**Asserted Defects**") within three (3) Business Days after the same are identified by Buyer, but in no event later than one (1) Business Day before the Closing Date ("**Defect Deadline**"), unless the Asserted Defect is identified after the Defect Deadline, in which case Buyer will notify Seller in writing of such Defect within 72 hours of its identification. Such notification shall include, for each Asserted Defect, (a) a description of the Asserted Defect, and supporting documentation as reasonably available to Buyer as reasonably necessary to fully describe the basis for the Defect, or if the supporting documentation is contained in Seller's files, sufficient information to enable Seller to expeditiously locate such supporting documentation, (b) a description of each Property to which the Defect relates and, if applicable, the size of any variance from "Net Revenue Interest" shown on **Exhibit B** which is claimed as a Defect, and (c) the amount by which Buyer proposes to adjust the Consideration. Any Defect with respect to which Buyer fails to so give Seller written notice by the Defect Deadline (or within 72 hours after its identification) with respect to Defects identified after the Defect Deadline) will be deemed waived for all purposes of this Agreement, including if applicable, as a condition to Closing. Except for as provided in **Section 7.1 and Section 7.3**, Buyer's sole and exclusive rights and remedies with respect to any matter that constitutes a Defect shall be those set forth in this **Article IV**. All access to Seller's records and the Assets in connection with such due diligence shall be subject and pursuant to **Section 5.5** and including, without limitation, the exculpation and indemnification provisions contained in **Section 5.5**.

4.2 Nature of Defects. The term "**Defect**" as used in this Section shall mean the following:

(a) Seller's ownership of Property is subject to a lien other than a lien for Taxes which are not yet due and payable.NRI or WI Variances. Seller's ownership of the Properties is such that, with respect to a well, PUD location or unit listed on **Exhibit B** hereto, it (i) entitles Seller, at any time during the production life of the Property involved, to receive a percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such well or unit which is less than the percentage share set forth on **Exhibit**

B in connection with such well or unit in the column headed "**Net Revenue Interest**" or (ii) causes Seller to be obligated, at any time during the production life of the involved, to bear a percentage share of the cost of operation of such well or unit greater than the percentage share set forth on **Exhibit B** in connection with such well or unit in the column headed "**Working Interest**" (unless the share of production from such well or unit to which Seller is entitled is proportionately larger than the "NRI" shown for such well on **Exhibit B**).

(c) A well that has been determined by relevant governmental authorities to be in material violation of Applicable Environmental Laws.Notwithstanding any other provision in this Agreement to the contrary, the following matters shall not constitute a Defect, or a breach of any covenant, representation or warranty of Seller or a failure to satisfy a condition to Buyer's obligation to close and shall not be asserted as such: (a) defects or irregularities arising out of lack of proof of representative authority on behalf of a corporation, partnership, limited liability company, or trust, unless it appears that a signatory party may not have signed a document in the proper representative capacity; (b) defects or irregularities arising out of the lack of recorded powers of attorney from corporations to execute and deliver documents on their behalf or variation in corporate or entity name; (c) immaterial defects in acknowledgements or irregularities in acknowledgements; or (d) outstanding deed of trust and mortgage liens burdening the interests of any lessor under any of the leases, if subordinated to the leases (collectively, "**Permitted Encumbrances**").

4.3 Seller's Response to Asserted Defects. In the event that Buyer notifies Seller of Asserted Defects, Seller may (but shall have no obligation to) attempt to cure, prior to Closing, one or more Asserted Defects.

4.4 Resolution of Uncured Defects. In the event that, as a part of the due diligence reviews provided for in **Section 4.1** above, Asserted Defects are presented to Seller and Seller is unable or unwilling to cure such Asserted Defects prior to Closing, then Buyer and Seller shall, with respect to each Property affected by such matters, attempt to agree upon an appropriate downward adjustment of the Consideration to account for such matters; provided, however, that in the event Buyer and Seller are unable to agree on an adjustment to the Consideration, then Buyer shall have the right to terminate this Agreement pursuant to **Section 7.1.**

4.5 Plug and Abandonment Expenses. As of the Effective Date, all costs associated with plug and abandonment operations on Wells 12.1, 12.3A, 12.4, 12.5, 12.7, one water well and one conductor-rod hole; and all currently undrilled wells that may be drilled in the future by the Buyer on the Leases will be assumed by the Buyer and these plug and abandonment liabilities are specifically excluded from Seller responsibility. All responsibility concerning the plugging of any other wells or well holes existing on the Leases as of the Effective Date shall be retained by the Seller who shall indemnify, and hold Buyer harmless from, any liability, cost or loss incurred with regard thereto.

ARTICLE V.
CLOSING

5.1 Closing. The Closing shall be held at 4:00 PM CST on or before December 5, 2014. The date of the Closing, whenever it occurs as provided herein, is referred to herein as the "**Closing Date**."

5.2 Preliminary Settlement Statement. No later than three (3) Business Days prior to the Closing Date, Seller shall prepare and submit to Buyer a good faith preliminary settlement statement (the "**Preliminary Settlement Statement**"), which sets forth the Seller's estimate of the Adjusted Consideration, reflecting each adjustment and proration and its method of calculation made in accordance with this Agreement as of the date of preparation of such Preliminary Settlement Statement, together with the designation of the Seller's account for the wire transfers of such estimated Adjusted Consideration pursuant to Section 2.3. Buyer shall have the right to deliver to Seller written notice setting forth any changes to the Preliminary Settlement Statement proposed by Buyer prior to Closing.

5.3 Actions at Closing. At the Closing, Seller and Buyer shall take the following actions:

(a) Seller and Buyer shall each execute and deliver (i) the Conveyance, conveying all of the Assets, subject only to the Permitted Encumbrances, in sufficient counterparts to facilitate recording in all relevant jurisdictions and (ii) the Preliminary Settlement Statement.

(b) Buyer shall deliver to the Seller the balance of estimated Adjusted Consideration reflected in the Preliminary Settlement Statement, after deducting the amount of the Performance Deposit, by bank wire transfer of immediately available U.S. funds to Seller as to the amounts designated in the Preliminary Settlement Statement.

(c) Seller shall deliver to Buyer (i) releases of all Liens (if any) encumbering the Assets, (ii) transfer orders or letters in lieu thereof, on forms provided by Buyer, directing all purchasers of production to make payment to Buyer of proceeds attributable to Hydrocarbons produced from the Assets after the Effective Date, (iii) all consents, waivers, and other similar matters pertaining to the Assets obtained by Seller prior to the Closing, (iv) all undisbursed revenues that Seller is required to deliver to Buyer under Section 2.3 and (v) evidence to confirm that the Transaction and the parties executing the documents at Closing are fully authorized and empowered to act on behalf of Seller.

(d) Seller and Buyer shall execute such other documents and take such other actions as are provided for elsewhere in this Agreement or as may be necessary to consummate the Transactions and Buyer agrees to disburse to Seller Adjusted Consideration reflected in the Preliminary Settlement Statement.

5.4 Records. At the time of the Closing, pursuant to Buyer's reasonable instructions, Seller shall deliver to Buyer the Records. Buyer shall be entitled to all original Records affecting all of the Assets. Seller may make and retain, at its expense, copies of the Records prior to the delivery thereof to Buyer. Buyer agrees to maintain all Records until the seventh (7th) anniversary

of the Closing Date, or, if any of such Records pertain to a Claim pending at such seventh anniversary date, until such Claim is finally resolved and the time for all appeals has been exhausted. Buyer will provide to Seller reasonable access to the Records for purposes of obtaining information for the preparation of tax returns, financial statements, and other legitimate business purposes of Seller.

5.5 Exculpation and Indemnification. Buyer and the authorized representatives of Buyer shall at all times prior to Closing have the right of access to the Assets and the right to copy, analyze and study the Records. If Buyer exercises rights of access under this Agreement, or conducts examinations or inspections under this Section or otherwise, then (a) such access, examination and inspection shall be at Buyer's sole risk, cost and expense and Buyer waives and releases all claims against Seller (and its affiliates and the respective directors, officers, employees, attorneys, contractors, agents and successors and assigns of such parties) for physical injury arising in any way therefrom or in any way connected therewith unless caused by the gross negligence or willful misconduct of Seller, and (b) Buyer shall indemnify, defend and hold harmless the Seller from any and all such claims, actions, causes of action liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorney's fees) arising out of any such physical injury, but only to the extent caused by Buyer's gross negligence or willful misconduct.

ARTICLE VI.
POST CLOSING MATTERS

6.1 Settlement Statement. On or before sixty (60) days after the Closing Date, Seller will prepare a final accounting statement, subject to verification by Buyer, which sets forth the final calculation and amount of the Adjusted Consideration (including all adjustments thereto), the calculations used to determine such amounts, and the actual proration of all other amounts required by this Agreement (the "**Final Settlement Statement**"). No later than fifteen (15) days after Buyer's receipt of the Final Settlement Statement from Seller, Buyer shall deliver to Seller written notice setting forth any changes to the Final Settlement Statement proposed by Buyer. On or before fifteen (15) days after Seller's receipt of Buyer's proposed changes to the Final Settlement Statement, Buyer and Seller shall agree on the Final Settlement Statement and, as the case may be, shall pay to the other such sums as may be found to be due in the final accounting. All amounts paid pursuant to this Section 6.1 shall be delivered by wire transfer of immediately available U.S. funds to the account specified in writing by the relevant Party. If Buyer and Seller are unable to agree on the Final Settlement Statement on or before fifteen (15) days after Seller's receipt of Buyer's proposed changes to the Final Settlement Statement, then Buyer and Seller shall submit all unresolved claims and amounts to binding arbitration in accordance with the terms of Section 8.14.

6.2 Further Cooperation. After the Closing Date, Buyer and Seller shall execute and deliver, or shall cause to be executed and delivered from time to time, such further instruments of conveyance and transfer, and shall take such other actions as either Party may reasonably request, to convey and deliver the Assets to Buyer, to perfect Buyer's title thereto, and to accomplish the orderly transfer of the Assets to Buyer in the manner contemplated by this Agreement. If, after the Closing Date, either Party receives monies belonging to the other, such amounts shall be promptly disbursed to the Party entitled to receive them. If an invoice or other evidence of an

obligation is received by a Party, which is either an obligation assumed by the other Party or partially an obligation of both Seller and Buyer, the Parties shall consult with each other, and an adjustment for such amount will be made either on the Final Settlement Statement, or, if the evidence of the obligation is not received until after the completion of the final accounting pursuant to Section 6.1, in cash as the Parties may agree. If Seller and Buyer are unable to agree on the disposition of such an obligation, Seller and Buyer shall submit the matter to binding arbitration in accordance with the terms of Section 8.14.

6.3 Undisbursed Revenues. As an adjustment pursuant to Section 2.3 (c) Seller shall disburse to Buyer all monies (if any) relating to the Assets that Seller is obligated to pay or disburse to other Persons (including, without limitation, amounts held in suspense by Seller) that, as of the Closing Date, have not been thus paid or disbursed. Buyer warrants to Seller that it will take and apply such funds in a manner consistent with prudent oil and gas business practices to satisfy the Claims of third Persons with respect to such monies. Seller agrees to cooperate with Buyer following the Closing to assure the proper disbursement of any such funds. Buyer further warrants to Seller that it shall disburse all received proceeds derived from the sale of all merchantable Hydrocarbons produced from or allocable to the Properties prior to the Effective Date but not yet received by Seller, less amounts payable as royalties, overriding royalties and other burdens upon such Hydrocarbons and Property-Related Taxes.

6.4 Filings, Notices and Certain Governmental Approvals.

(a) Promptly after the Closing, Buyer shall (i) file and record the counterparts of the Conveyances executed at the Closing with all applicable Governmental Authorities and in all relevant public real property or other records, (ii) send notices to vendors supplying goods and services for the Assets of the assignment of the Assets to Buyer, (iii) if required by applicable Laws, actively pursue the unconditional approval by all applicable Governmental Authorities of the Conveyance and the designation of Buyer as the operator of the relevant Assets, and (iv) actively pursue all other consents and approvals that may be required in connection with the assignment of the Assets to Buyer, and the assumption of the Assumed Liabilities hereunder, and that shall not have been obtained prior to Closing. Buyer obligates itself to take any and all action required by any jurisdictional Governmental Authority in order to obtain such unconditional approval, including, without limitation, the posting of any and all bonds, guaranties, or other forms of security or financial assurance that may be required in excess of its existing lease, pipeline, or area-wide bond(s). If requested by Buyer, Seller agrees to use all reasonable efforts to cooperate and assist Buyer in the activities contemplated by this Section 6.4, and Buyer shall reimburse Seller for all reasonable, actual out-of-pocket expenses incurred by Seller in such regard.

(b) Until the approval by the relevant Governmental Authorities of the Conveyance referred to in Section 6.4(a) is obtained with respect to a particular Asset, however, the following shall occur:

(i) Seller shall continue to hold the operating rights and record title to the applicable Asset as nominee for Buyer;

(ii) the Assumed Liabilities shall include any and all Assumed Liabilities relating to such Asset accruing during the period from the

Closing Date until the approval of the relevant Governmental Authority has been received;

(iii) Seller shall act as Buyer's nominee with respect to such Asset but shall be authorized to act only upon and in accordance with Buyer's specific written instructions, and Seller shall have no authority, responsibility, or discretion to perform any tasks or functions with respect to such Asset other than those which are purely administrative or ministerial in nature, unless otherwise specifically requested and authorized by Buyer in writing; and

(iv) Seller shall, if and as requested by the Buyer or Government Authorities, appoint the Buyer as operator of the Assets.

6.5 Other Regulatory Filings. The Parties acknowledge that, as a company with a class of securities registered under the *Securities and Exchange Act of 1934*, as amended, Seller is required to make certain disclosures and filings with the Securities and Exchange Commission including both pre-closing and post-closing, in regards to the entry into and approval of this Agreement and the related Transactions.

ARTICLE VII.
DEFAULT AND REMEDIES

7.1 This Agreement may be terminated at any time (except where otherwise indicated) prior to the Closing, (unless otherwise set forth below), as follows:

(a) by mutual written consent of Buyer and the Seller;

(b) by Buyer, (i) if there has been a breach or failure to perform any covenant or agreement on the part of the Seller that causes any of the conditions provided in Sections 5.3(a) or 5.3(c) not to be met and such breach or failure has not been cured (if curable) within ten (10) Business Days following receipt by the Seller of written notice of such breach describing the extent and nature thereof in reasonable detail, or (ii) if there has been any event, change, occurrence or circumstance that renders the representations and warranties set forth in Section 3.1 incapable of being accurate by November 25, 2014 (the "Outside Date");

(c) by the Seller, (i) if there has been a breach or failure to perform any covenant or agreement on the part of Buyer or Buyer Sub that causes any of the conditions provided in Section 5.3(b) not to be met and such breach or failure has not been cured (if curable) within ten (10) Business Days following receipt by Buyer of written notice of such breach describing the extent and nature thereof in reasonable detail, or (ii) there has been any event, change, occurrence or circumstance that renders the representations and warranties set forth in Section 3.2 incapable of being accurate by the Outside Date;

(d) by either Buyer or the Seller on or after the Outside Date if the Closing shall not have occurred by the close of business on such date (unless the failure to consummate the Closing is attributable to a breach of this Agreement on the part of the Party seeking to terminate this

Agreement); provided, however, that the terminating party is not in material default of any of its obligations hereunder; or

(e) by Buyer, if Buyer and Seller are unable to agree on an adjustment to the Consideration under Section 4.4; or

(f) by Buyer if the Seller does not validly assign and convey the Working Interest and/or Net Revenue Interest with respect to each Asset as specified in Exhibit "B" to Buyer at Closing.

7.2 Procedure Upon Termination.

In the event of termination and abandonment by Buyer or the Seller, or both, pursuant to Section 7.1 hereof, written notice thereof shall forthwith be given to the other Party or Parties and this Agreement shall terminate, the Parties will jointly agree to release the Performance Deposit to Buyer and the purchase of the Assets shall be abandoned, without further action by Buyer or the Seller.

7.3 Effect of Termination.

Upon the termination of this Agreement in accordance with Sections 7.1 and 7.2 hereof, Buyer and the Seller shall be relieved of any further duties and obligations under this Agreement after the date of such termination; provided, that no such termination shall (i) relieve any Party hereto from liability for any willful breach or fraud by a Party of this Agreement or (ii) relieve any Party from liability for any obligation under this Agreement that expressly survives termination of this Agreement. The obligations of the Parties set forth in Section 7.4 and Section 7.5 hereof shall survive any such termination and shall be enforceable after such termination.

7.4 Buyer Fees.

(a) The Seller agrees that, in order to compensate Buyer for the direct and substantial damages suffered by Buyer in the event of termination of this Agreement under certain circumstances, which damages cannot be determined with reasonable certainty, the Seller shall pay to Buyer the Buyer Termination Fee (as defined below) upon the termination of this Agreement by Buyer pursuant to Sections 7.1(b) or 7.1(f). For purposes of this Agreement, the term "Buyer Termination Fee" means an amount equal to one hundred thousand and 00/100 dollars ($100,000.00).

(b) The Buyer Termination Fee, shall be paid by the Seller as directed by Buyer in writing in immediately available funds on the date(s) specified above, or, if no such date is specified, not later than three Business Days after the date of the event giving rise to the obligation to make such payment.

(c) The Seller acknowledges that the agreements contained in this Section 7.4 are an integral part of the transactions contemplated by this Agreement. In the event that the Seller shall fail to pay the Buyer Termination Fee, when due, the Seller shall reimburse Buyer for all reasonable costs and expenses actually incurred or accrued by Buyer (including reasonable fees

and expenses of counsel) in connection with the collection under and enforcement of this Section 7.4, in addition to the Buyer Termination Fee.

7.5 Seller Fees.

(a) Buyer agrees that, in order to compensate the Seller for the direct and substantial damages suffered by the Seller in the event of termination of this Agreement under certain circumstances, which damages cannot be determined with reasonable certainty, Buyer shall pay to the Seller the Seller Termination Fee (as defined below) upon the termination of this Agreement by the Seller pursuant to Section 7.1(c). For purposes of this Agreement, the term "Seller Termination Fee" means an amount equal to $100,000.00.

(b) The Seller Termination Fee, shall be paid by Buyer as directed by the Seller in writing in immediately available funds on the date(s) specified above, or, if no such date is specified, not later than three Business Days after the date of the event giving rise to the obligation to make such payment.

(c) Buyer acknowledges that the agreements contained in this Section 7.5 are an integral part of the transactions contemplated by this Agreement. In the event that Buyer shall fail to pay the Seller Termination Fee when due, Buyer shall reimburse the Seller for all reasonable costs and expenses actually incurred or accrued by the Seller (including reasonable fees and expenses of counsel) in connection with the collection under and enforcement of this Section 7.5 in addition to the Seller Termination Fee.

ARTICLE VIII. MISCELLANEOUS

8.1 Survival. Except as provided elsewhere herein, all representations, warranties, covenants, agreements, and indemnities of Buyer and Seller under this Agreement shall survive the Closing and the delivery of the Conveyance but shall not be merged with or into the Conveyance, regardless of any investigation at any time made by or on behalf of Buyer or Seller, or of any information that Buyer or Seller may have with respect thereto. Such survival does not obligate any Party to make any further representation or warranty after the Closing Date, or to cause any representation or warranty made hereunder to remain true and correct after the Closing Date. Notwithstanding the forgoing provisions of this Section 8.1, non-title warranties shall only survive for thirty six (36) months after Closing unless, prior to the end of such thirty six (36) month time period, the non-breaching party gives written notice of the breach thereof to the breaching party . Time is of the essence in this Agreement.

8.2 Limitation on Damages. For the breach or non-performance by any Party of any representation, warranty, covenant, or agreement contained in this Agreement, the liability of the obligor shall be limited to direct actual damages only, except to the extent that the obligee is entitled to specific performance or injunctive relief. **AS BETWEEN THE PARTIES, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER SELLER NOR BUYER SHALL BE LIABLE TO THE OTHER PARTY AS THE**

RESULT OF A BREACH OR A VIOLATION OF ANY REPRESENTATION, WARRANTY, COVENANT, AGREEMENT, OR CONDITION CONTAINED IN THIS AGREEMENT FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR INDIRECT DAMAGES, LOST PROFITS, OR OTHER BUSINESS INTERRUPTION DAMAGES, IN TORT, IN CONTRACT, UNDER ANY INDEMNITY PROVISION, ARISING BY OPERATION OF LAW (INCLUDING, WITHOUT LIMITATION, STRICT LIABILITY), OR OTHERWISE.

8.3 Exhibits and Headings. All exhibits and schedules referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement for all purposes. Each Party and its counsel have received a complete set of exhibits and schedules prior to and as of the date of execution of this Agreement. The headings used in this Agreement are for convenience only and are not intended in any way to limit or expand the terms and provisions of this Agreement.

8.4 Expenses. Except as otherwise specifically provided herein, all fees, costs, and expenses incurred by Buyer and Seller in negotiating this Agreement and in consummating the Transactions shall be paid by the Party incurring the same, including, without limitation, all fees and expenses of agents, representatives, and legal, accounting, and engineering fees, costs, and expenses as well as all amounts payable with respect to any claim for brokerage, finders' fees or other commissions based in any way on any agreements, arrangements or understandings. All required documentary, filing, and recording fees, taxes, and expenses in connection with the filing and recording of the Conveyance and other instruments required to convey title to the Assets to Buyer shall be borne by Buyer.

8.5 Proration of Taxes. Each Party shall assume responsibility for, and shall bear and pay, all federal income taxes, state income taxes, franchise taxes, and other similar taxes (including, without limitation, any applicable interest or penalties) incurred by or imposed upon such Party with respect to the Transactions. Buyer shall assume responsibility for, and shall bear and pay, all Transfer Taxes incurred or imposed with respect to the transfer of the Assets. Seller shall assume responsibility for, and shall bear and pay, all Property-Related Taxes (including any applicable penalties and interest) based upon or measured by the ownership of the Assets or the receipt of proceeds therefrom, and all income taxes attributable thereto, and assessed against the Assets by any taxing authority for the period prior to the Effective Date. Buyer shall be responsible for, and shall bear and pay, all such Property-Related Taxes assessed against the Assets by any taxing authority for any period that begins on or after the Effective Date. For purposes of this Agreement, the foregoing proration of Property-Related Taxes shall be accomplished as an adjustment to the Consideration pursuant to Section 2.3(b)(ii) and, in the case of ad valorem and other property taxes, shall be based upon the ad valorem and other property taxes actually assessed against the Assets for 2014, or, in the absence of such assessments, the ad valorem and other property taxes actually assessed against the Assets for 2014; it being agreed and understood that if the Property-Related Taxes actually imposed on any Asset(s) are different from the estimates made for the purposes of settlement hereunder, then the Parties shall properly adjust such amounts among themselves in accordance with the terms of this Agreement after such taxes are levied and paid. In the event of a conflict between the terms of this Section 8.5 and any other provision of this Agreement, the terms of this Section 8.5 shall govern and control.

8.6 Assignment. Neither Seller nor Buyer shall assign this Agreement without the prior written consent of the non-assigning Party. Buyer may however assign, or require Seller to convey, at the time of Closing, interests in the Assets to other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

8.7 Notices. All notices and communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, or sent by bonded overnight courier, or by telex or facsimile transmission (provided any such telegram, telex, or facsimile transmission is confirmed either orally or by written confirmation), addressed to the appropriate Party at the address for such Party shown below or at such other address as such Party shall have theretofore designated by written notice delivered to the Party giving such notice:

If to Seller:

Lexaria Corporation
#950, 1130 West Pender St
Vancouver BC, Canada
V6E 4A4
Fax 604 685 1602

with a copy to:
William L. Macdonald
W.L. Macdonald Law Corporation
400 - 570 Granville Street, Vancouver
BC V6C 3P1
Direct: 604.648.1670
General: 604.689.1022
Fax: 604.681.4760
Email: wmacdonald@wlmlaw.ca

If to Buyer:

Cloudstream Belmont Lake, LP,
5046 Weatherstone Circle, Sugarland,
Texas 77479
Attn: Chuck Peng
Facsimile No.: 281 265 9895

with an email copy to:
cbpeng39@gmail.com

with a copy to:
Wendy Lambie
The Strong Firm, PC
1790 Hughes Landing Blvd, Ste 200
The Woodlands, Texas 77380
Fax: (281) 210-1361
Email: wlambie@thestrongfirm.com

Any notice given in accordance herewith shall be deemed to have been given on the Business Day when delivered to the addressee in person or by telex, facsimile, or bonded overnight courier; provided, however, that if any such notice is received after normal business hours, the notice will be deemed to have been given on the next succeeding Business Day. Any Party may change the address, telephone number, and facsimile number to which such communications to such Party are to be addressed by giving written notice to the other Party in the manner provided in this Section 8.7.

8.8 **Entire Agreement; Conflicts. This Agreement, the Exhibits hereto, and the Conveyance constitute the entire agreement among the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof. There are no warranties, representations, or other agreements between the Parties relating to the subject matter thereof except as specifically set forth herein or in the Conveyance, and neither Buyer nor Seller shall be bound by or liable for any alleged representation, promise,**

inducement, or statement of intention not so set forth. In the event of a conflict between the terms of this Agreement and the terms of the Conveyance, the terms of this Agreement shall govern and control.

8.9 Amendment. This Agreement may be amended only by an instrument in writing executed by the Parties.

8.10 Waiver; Rights Cumulative. Any of the terms, covenants, representations, warranties, or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party waiving compliance. No course of dealing on the part of Buyer or Seller, or their respective officers, employees, agents, or representatives, or any failure by Buyer or Seller to exercise any of its rights under this Agreement, shall operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party of any condition, or any breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation, or warranty. The rights of Buyer and Seller under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

8.11 Governing Law; Consent to Jurisdiction. **THIS AGREEMENT, THE ENTIRE RELATIONSHIP OF THE PARTIES HERETO, AND ANY LITIGATION BETWEEN THE PARTIES (WHETHER GROUNDED IN CONTRACT, TORT, STATUTE, LAW OR EQUITY) SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. THIS CONTRACT IS WHOLLY PERFORMABLE IN HARRIS COUNTY, TEXAS. EXCLUSIVE VENUE FOR ANY LITIGATION BETWEEN THE PARTIES HERETO SHALL BE IN HARRIS COUNTY, TEXAS, AND SHALL BE BROUGHT IN THE COURTS OF HARRIS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION. THE PARTIES HERETO WAIVE ANY CHALLENGE TO PERSONAL JURISDICTION OR VENUE (INCLUDING WITHOUT LIMITATION A CHALLENGE BASED ON INCONVENIENCE) IN HARRIS COUNTY, TEXAS, AND SPECIFICALLY CONSENT TO THE JURISDICTION OF THE STATE COURTS OF HARRIS COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION.**

8.12 Severability. If any term or other provision of this Agreement is held to be invalid, illegal, or incapable of being enforced by any applicable rule of Laws or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

8.13 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement.

8.14 Arbitration.

(a) Any disagreement, difference, or dispute among the Parties provided in this Agreement to be resolved by arbitration shall be resolved pursuant to arbitration according to the procedures set forth in this Section 8.14. Either Party may commence an arbitration proceeding hereunder by giving written notice to the other Party. No later than five (5) Business Days after the delivery of the notice commencing the arbitration proceeding, Seller and Buyer shall each select an arbitrator. Promptly following their selection, the arbitrators selected by Seller and Buyer jointly shall select a third arbitrator. All arbitrators selected under this Agreement shall have at least eight (8) years of professional experience in the oil, gas, or accounting industries, as applicable to the dispute at issue, and shall not previously have been employed by either Party and shall not have a direct or indirect interest in either Party or the subject matter of the arbitration. The arbitration hearing shall commence as soon as is practical, but in no event later than thirty (30) days after the selection of the third arbitrator. If any arbitrator selected under this Section 8.14(a) should die, resign, or otherwise be unable to perform his duties hereunder, a successor arbitrator shall be selected pursuant to the procedures set forth in this Section 8.14(a).

(b) The arbitrators shall settle all disputes in accordance with the Federal Arbitration Act and the Commercial Arbitration Rules of the American Arbitration Association, to the extent that such Rules do not conflict with the terms of such Act or the terms of this Agreement. Any arbitration hearing shall be held in Jackson, Mississippi. The decision of the arbitrators shall be final and binding on the Parties and, if necessary, may be enforced in any court of competent jurisdiction. The Laws governing all such disputes shall be the Law of the State of **Texas**, including, without limitation, the Uniform Commercial Code as in effect in the State of **Texas**, as the same may be amended from time to time, but without regard to conflicts of laws principles. The fees and expenses of the arbitrators shall be shared equally by the Parties. Any payment to be made as the result of any dispute resolved by arbitration hereunder shall be accomplished pursuant to the Final Settlement Statement, with the final payments due thereunder being deferred until the arbitrators have rendered their decisions on all matters to be resolved by arbitration hereunder.

8.15 Seller's Indemnification of Buyer. The Seller does hereby indemnify and hold harmless the Buyer for any charges, including but not limited to any joint interest billing charges, which are attributable to operations occurring before the Effective Date or to the extent not in accordance with this Agreement or to the extent incurred pursuant to Section 2.3(b)(i) prior to the time of Closing and which remain outstanding after the Closing Date.

8.16 Date Computation. If any significant date falls on a Saturday, Sunday, or federal or state holiday, the date will be deemed moved to the next Business Day.

8.17 Attorney's Fees. The prevailing Party in any legal proceeding brought under or to enforce this Agreement shall be additionally entitled to recover court costs and reasonable attorneys' fees from the non-prevailing Party.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement on the date first above written.

SELLER:

LEXARIA CORPORATION,
a Nevada corporation

By: ______________________
Chris Bunka,
Chief Executive Officer

By: ______________________
Bal Bhullar,
Chief Financial Officer

William L. Macdonald
Barrister and Solicitor
400 - 570 Granville St.
Vancouver, BC V6C 3P1
604-648-1670

BUYER:

CLOUDSTREAM BELMONT LAKE, LP,
a Texas limited partnership

By: Cloudstream Energy, LLC, a Texas Limited Liability Company, its General Partner

By: ______________________
Chengbin Peng
President

8.17 Attorney's Fees. The prevailing Party in any legal proceeding brought under or to enforce this Agreement shall be additionally entitled to recover court costs and reasonable attorneys' fees from the non-prevailing Party.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement on the date first above written.

SELLER:

LEXARIA CORPORATION,
a Nevada corporation

By:____________________________
Chris Bunka,
Chief Executive Officer

By:____________________________
Bal Bhullar,
Chief Financial Officer

BUYER:

CLOUDSTREAM BELMONT LAKE, LP,
a Texas limited partnership

By: Cloudstream Energy, LLC, a Texas Limited Liability Company, its General Partner

By:____________________________
Chengbin Peng
President

SCHEDULE 1

DEFINED TERMS

"**Adjusted Consideration**" shall have the meaning set forth in Section 2.3(d).

"**Affiliate(s)**" means, with respect to a Party, any Person that directly or indirectly controls, is controlled by, or is under common control with, the relevant Party. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, contract, voting trust, membership in management or in the group appointing or electing management, or otherwise through formal or informal arrangements or business relationships.

"**Assets**" shall have the meaning set forth in Section 2.1.

"**Assumed Environmental Liabilities**" means, collectively, **all claims and liabilities arising out of, resulting from, or relating in any way to the existence of an Environmental Condition on or relating to one or more Assets (including, without limitation, claims and liabilities for injury to or death of any Person, Persons, or other living things, or loss or destruction of or damage to property occurring as the result thereof), to the extent only that such Environmental Condition, or the acts, omissions, events, or conditions giving rise thereto, arise or occur, after the Closing Date.**

"**Assumed Liabilities**" shall have the meaning set forth in Section 2.5.

"**Consideration**" shall have the meaning set forth in Section 2.3(a).

"**Business Day(s)**" means any day other than a Saturday, Sunday, or other day on which commercial banks in Houston, Texas, are required or authorized by Law to be closed.

"**Carryover Amount**" shall mean the amount, in any calendar month, by which the Permitted Expenses exceed the Proceeds and such amount shall become a Permitted Expense in each subsequent calendar month until such time as Buyer has received the full amount of the Carryover Amount. Notwithstanding anything to the contrary, the Carryover Amount shall not exceed ten thousand and 00/100 dollars ($10,000.00).

"**Claim(s)**", for purposes of this Agreement, means any and all claims, demands, Liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, actions (whether judicial, administrative, or arbitrational), causes of action, suits, and controversies.

"**Closing**" means the consummation of the transactions contemplated in this Agreement.

"**Closing Date**" shall have the meaning set forth in Section 5.1.

"**Contract(s)**" means all seismic or other exploration agreements; farm-in, farm-out, and participation agreements; dry hole, acreage contribution, and bottom hole agreements; partnership,

joint venture, and similar agreements; operating agreements; Hydrocarbon purchase, sale, exchange, gathering, storage, transportation, and marketing agreements; acquisition agreements; area of interest agreements; balancing agreements; pooling, communization, and unitization agreements; processing, fractionation, treatment, and separation agreements; saltwater, water, and waste injection and disposal agreements; options; service agreements; communications, facilities, and equipment leases and licenses, to the extent transferable; and any other contracts, agreements, and rights owned by Seller, in whole or in part, to the extent that they are (i) appurtenant to or affect the Assets, or (ii) used or held for use in connection with the use, ownership, or operation thereof.

"**Conveyance(s)**" means the Assignment, Bill of Sale, and Conveyance substantially in the form attached hereto as **Exhibit C**.

"**Effective Date**" means October 1, 2014.

"**Environmental Condition(s)**" means: (a) any event or condition with respect to air, land, soil, surface, subsurface strata, surface water, ground water, or sediment that causes the Assets to become subject to remediation under, or not be in compliance with, any Environmental Law or any Permit pursuant to any Environmental Law; (b) the existence of any written or oral Claim pending or threatened that reasonably may be expected to subject the Assets or the owner or the operator of the Assets to liability in favor of any Governmental Authority as the result of the alleged violation by such owner or operator or any other Person of any Environmental Law as it pertains to the Assets or the existence of any event or condition on the Assets described in this definition; (c) the failure by the owner or operator of the Assets to comply in all material respects with all applicable Environmental Laws with respect to the Assets; (d) the failure of the owner or operator of the Assets to obtain or maintain in full force and effect any material Permit required under applicable Environmental Laws with respect to the Assets; or (e) any event or condition described in the preceding clauses (a), (b), (c), and (d) that results, or could reasonably be expected to result, in Liability to any third Person for injury to or death of any Person, Persons, or other living thing, or damage, loss, or destruction of property located on the Assets. The term "Environmental Condition" includes, without limitation, any spilling, leaking, pouring, emission, emptying, discharge, injection, escape, transmission, leaching, or dumping (collectively, a "**Release**"), or any threatened Release, of any Environmental Contaminants from, or related in any way to the use, ownership, or operation of, the Properties that has not been remedied in accordance with all applicable Environmental Laws.

"**Environmental Contaminant(s)**" means "hazardous substances", "pollutants or contaminants", and "petroleum, including any fraction thereof, and natural gas, liquid natural gas, or synthetic gas of pipeline quality", as those terms are defined or used in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act or other applicable Environmental Laws. The term also includes naturally occurring radioactive material ("**NORM**") concentrated or disposed of in association with oil and gas activities.

"**Environmental Law(s)**" means all applicable federal, state, and local Laws of the United States (including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, the Resource Conservation and Recovery Act, and the Oil Pollution Act of 1990, in each case as amended), the State of Mississippi or any Governmental Authority with jurisdiction

that includes the location of the Assets, relating to the protection of the public health, welfare, and environment, including, without limitation, those Laws relating to the storage, handling, and use of chemicals and other hazardous materials, those relating to the generation, processing, treatment, storage, transportation, disposal, or other management of waste materials of any kind, and those relating to the protection of environmentally sensitive areas.

"**Excluded Assets**" shall have the meaning set forth in Section 2.2.

"**Final Settlement Statement**" shall have the meaning set forth in Section 6.1.

"**Governmental Authority**" means any governmental or quasi-governmental federal, state, provincial, county, city, or other political subdivision of the United States, any foreign country, or any department, bureau, agency, commission, court, or other statutory or regulatory body or instrumentality thereof. For purposes of this Agreement, the term "Governmental Authority" includes, without limitation, the Minerals Management Service and the Bureau of Land Management, in each case of the United States Department of the Interior, the United States Corps of Engineers and the State of Mississippi.

"**Hydrocarbons**" shall have the meaning set forth in Section 2.1(c).

"**Imbalance(s)**" means any imbalance between (a) the quantity of Hydrocarbons produced from any Well and allocated to a Person from time to time and the share of such production to which such Person is actually entitled by virtue of its ownership interest in such Well, (b) the quantity of Hydrocarbons produced from or allocable to the Properties delivered, and the quantity of such Hydrocarbons received, in each case for gathering, transportation, or storage for the account of a Person, (c) the quantity of Hydrocarbons produced from or allocable to the Properties delivered for processing or refining, and the quantity of products or residue Hydrocarbons redelivered, in each case for the account of a Person, and (d) other similar types of Hydrocarbon-related imbalances attributable to the Properties.

"**Intangible Rights**" shall have the meaning set forth in Section 2.1(h).

"**Knowledge**", when used with reference to either Party, means the actual knowledge of the current directors, officers, members and shareholders of such Party **after such inquiry as a prudent Person in the business owning, operating, selling, and buying oil and gas properties would make in the ordinary course of performing due diligence with respect to a sale or purchase of oil and gas properties, including such additional inquiry as a prudent Person would make when confronted with facts and circumstances requiring further investigation in order to develop a more complete understanding of such facts and circumstances and the consequences thereof**.

"**Law(s)**" means all constitutions, laws, statutes, ordinances, rules, regulations, orders, decrees of the United States, any foreign country, and any local, state, provincial, or federal political subdivision or agency thereof, as well as all judgments, decrees, orders, and decisions of courts having the effect of law in each such jurisdiction, including, without limitation, all Environmental Laws and, to the extent applicable, the Outer Continental Shelf Lands Act, the Mineral Lands Leasing Act, and all regulations promulgated pursuant thereto.

"**Lease(s)**" shall have the meaning set forth in Section 2.1(a).

"**Liability(ies)**" means, for purposes of this Agreement, any and all losses, judgments, damages, liabilities, injuries, costs, expenses, interest, penalties, taxes, fines, obligations, and deficiencies. As used herein, the term "Liabilities" includes, without limitation, reasonable attorneys' fees and other costs and expenses of any Party receiving indemnification hereunder incident to the investigation and defense of any Claim that results in litigation, or the settlement of any Claim, or the enforcement by any Party receiving indemnification hereunder.

"**Lien(s)**" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, or charge of any kind (including any agreement to grant any of the foregoing), any conditional sale or title retention agreement, any lease in the nature thereof, or the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

"**Material Adverse Change**" means any change, event, occurrence or condition which has had, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, financial condition, results of operations or prospects of Seller or the Assets, taken as a whole; except to the extent that any such event results from: (a) any regional, industry-wide, or political event, occurrence, development, or condition (including, without limitation, the price of Hydrocarbons), whether domestic or international, and (b) any change in the condition of the Assets during the period from the date of this Agreement through the Closing Date resulting from normal depletion of Hydrocarbon reserves or the depreciation of the Personal Property through ordinary wear and tear.

"**Material Contract(s)**" means those Contracts material to the ownership, operation, and maintenance of the Assets and the production, processing, gathering, treating, transportation, and marketing of Hydrocarbons therefrom or allocable thereto.

"**Net Operating Profits**" shall mean the amount by which the Proceeds exceed the Permitted Expenses, calculated on a calendar month basis.

"**Net Revenue Interest**" means, with respect to each Lease and Well, the interest in and to all Hydrocarbons produced and saved from or attributable to the Lease(s) on which such Well is located, after giving effect to all valid royalties, overriding royalties, production payments, net profits interests, carried interests, reversionary interests, and other similar interests constituting burdens upon, measured by, or payable out of Hydrocarbons produced and saved from or attributable to such Lease(s) and Wells.

"**Party(ies)**" means, individually and collectively, Seller and Buyer.

"**Permit(s)**" means the permits, licenses, authorizations, certificates, registrations, or other approvals (other than permits and licenses constituting Real Property Interests) granted by any Governmental Authority that pertain or relate in any way to the Properties.

"**Permitted Encumbrances**" shall have the meaning set forth in Section 4.2 or as otherwise expressly agreed to in writing by the Buyer.

"**Permitted Expenses**" shall mean the following items, to the extent reasonably incurred by Buyer after the Effective Date with respect to the Leases: (i) operating expenses; (ii) production expenses; (iii) costs of processing, gathering, compression, dehydration, separation, treatment, transportation and marketing production; (iv) direct overhead charges paid to lease operators by Buyer; (v) lease maintenance payments; (vi) dry hole payments and other payments by Buyer to third parties for deferring drilling of a well or as an adjustment of well or leasehold equipment; (vii) ad valorem, production, severance and similar taxes; (viii) insurance premiums; (ix) any Carryover Amount; and (x) payments of principal and interest to any reserve–based lender having a security interest in the Leases.

"**Person(s)**" means any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government, any agency or political subdivision of any government, or any other form of entity.

"**Personal Property**" shall have the meaning set forth in Section 2.1(e).

"**Preliminary Settlement Statement**" shall have the meaning set forth in Section 5.2.

"**Proceeds**" shall mean the proceeds actually received by Buyer from the sale of the Subject Hydrocarbons, if, as and when produced, saved and marketed, but not otherwise, pursuant to the terms and provisions of the Leases.

"**Property**" means, individually, the interests of Seller described in, respectively, clauses 2.1(a), (b), (c), (d), and (e) of the definition of "Assets" set forth herein in and with respect to each Lease, or each group of Leases covering a common mineral ownership, or each unit to which any Lease or group of Leases has been pooled, unitized, or communitized, in each case as identified on Exhibit A.

"**Property-Related Taxes**" means any and all ad valorem, property, severance, generation, conversion, Btu or gas, transportation, utility, gross receipts, privilege, consumption, excise, lease, transaction, and other taxes, franchise fees, governmental charges or fees, licenses, fees, permits, and assessments, or increases therein, and any interest or penalties thereon directly related to the Properties, other than Transfer Taxes and taxes based on or measured by net income or net worth.

"**Real Property Interests**" shall have the meaning set forth in Section 2.1(d).

"**Records**" shall have the meaning set forth in Section 2.1(i).

"**Retained Environmental Liabilities**" means **all claims and liabilities arising out of, resulting from, or relating in any way to the existence of an Environmental Condition on or relating to one or more Assets (including, without limitation, claims and liabilities for injury to or death of any Person, Persons, or other living things, or loss or destruction of or damage to property occurring as the result thereof), regardless of whether such Environmental Condition is known, anticipated, or suspected as of the Closing Date, to the extent only that such Environmental Condition, or the acts, omissions, events, or conditions giving rise thereto, arose, existed, or occurred prior to the Closing Date.**

"**Retained Liabilities**" shall have the meaning set forth in Section 2.6.

"**Subject Hydrocarbons**" shall mean the oil, gas, casinghead gas, and other hydrocarbon substances produced, saved and marketed from the Leases.

"**Transaction Documents**" means this Agreement, the Conveyance, and any other agreement, document and instrument required to be executed in accordance herewith or therewith and all exhibits, schedules, instrument or certificate contemplated hereby or thereby.

"**Transactions**" means the transactions contemplated by the Transaction Documents.

"**Transfer Taxes**" means any sales, use, stock, stamp, document, filing, recording, registration, and similar tax or charge, including, without limitation, any interest or penalties thereon.

"**Transferable Data**" shall have the meaning set forth in Section 2.1(j).

"**Transferred Contracts**" shall have the meaning set forth in Section 2.1(g).

"**Well(s)**" shall have the meaning set forth in Section 2.1(b).

"**Working Interest(s)**" means, with respect to each Well or other Property, the interest of Seller that is burdened with the obligation to bear and pay costs of operations on or in respect of such Well or other Property.

EXHIBIT A

THE LEASES

1. Oil, gas and mineral lease, dated March 15, 2006, Book 148, Page 568, Mary Ellen Rosenblatt, et al., to Griffin & Griffin Exploration, LLC.
2. Oil, gas and mineral lease, dated May 1, 2002, Book 136, Page 94, Phillips Connell Witter, to Griffin & Griffin Exploration, LLC.
3. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 96, Joseph A. Brame,to Griffin & Griffin Exploration, LLC.
4. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 28, Bert E. Durrett, toGriffin & Griffin Exploration, LLC.
5. Oil, gas and mineral lease, dated August 28, 2006, Book 136, Page 104, Ann Durrett Merrill, to Griffin & Griffin Exploration, LLC.
6. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 559, Germany Energy Company (formerly Germany Exploration), to Griffin & Griffin Exploration, LLC.
7. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 274, Caito Oil Company, to Griffin & Griffin Exploration, LLC.
8. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 102, Stephens Resources, LLC, to Griffin & Griffin Exploration, LLC.
9. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 100, Moorman, Schickram & Stephens, Ltd., to Griffin & Griffin Exploration, LLC.
10. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 562, Jean R. Burroughs, to Griffin & Griffin Exploration, LLC.
11. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 562, Smith P. Reynolds, III, to Griffin & Griffin Exploration, LLC.
12. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 224, Ogden Sharon Hudnall Trust No. 2, to Griffin & Griffin Exploration, LLC.
13. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 227, Lometa Hudnall Cox Trust No . 2, to Griffin & Griffin Exploration, LLC.
14. Oil, gas and mineral lease, dated August 15, 2006, Book 149, Page 52, Charles Ray Davis, to Griffin & Griffin Exploration, LLC.
15. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 271, Wilmoth Interests, Inc., to Griffin & Griffin Exploration, LLC.
16. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 239, Ream Interests, Inc., to Griffin & Griffin Exploration, LLC.
17. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 233, CCW Interests, Inc., to Griffin & Griffin Exploration, LLC.
18. Oil, gas and mineral lease, dated August 15, 2006, Book 149, Page 604, Exotic Oil & Gas, LLC, to Griffin & Griffin Exploration, LLC.
19. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 112, Dave Gammill, to Griffin & Griffin Exploration, LLC.
20. Oil, gas and mineral lease, dated January 17, 2007, Book 149, Page 92, Mary John Spence Trusts I and II, represented by Joseph E. Hand, Jr., to Griffin & Griffin Exploration, LLC.
21. Oil, gas and mineral lease, dated August 15, 2006, Book 149, Page 55, Terry Ann Grelling, to Griffin & Griffin Exploration, LLC.

22. Oil, gas and mineral lease, dated February 28, 2007, Book 149, Page 598, Sugarberry Minerals Company as Agent for: LaSierra Investment Co., Ltd.; Burk Energy Co., Sugarberry Oil & Gas Corp.; and Estates of Sam and Ruth Ann Wolfson, to Griffin & Griffin Exploration, LLC.
23. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 120, Betty Virginia Berry Farmer, to Griffin & Griffin Exploration, LLC.
24. Oil, gas and mineral lease, dated August 15, 2006, Book 133, Page 496, Peter Lane Clifford, to Griffin & Griffin Exploration, LLC.
25. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 236, Janet Knellinger, to Griffin & Griffin Exploration, LLC .
26. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 116, Rosemary Graves Morrison, to Griffin & Griffin Exploration, LLC.
27. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 118, Nancy Graves Farber, to Griffin & Griffin Exploration, LLC.
28. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, David J. Billeister, to Griffin & Griffin Exploration, LLC.
29. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Mrs. Weldon Scott Armstrong, to Griffin & Griffin Exploration, LLC.
30. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, J. S. Billeister, Jr., to Griffin & Griffin Exploration, LLC.
31. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, John G. Billeister, to Griffin & Griffin Exploration, LLC.
32. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, David J. Billeister, II, to Griffin & Griffin Exploration, LLC.
33. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, C. W. Billeister, to Griffin & Griffin Exploration, LLC .
34. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Mrs. Dorothea B. Thomas, to Griffin & Griffin Exploration, LLC.
35. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Hal Law Threadcraft, III, to Griffin & Griffin Exploration, LLC.
36. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Eugenia W. Wood, to Griffin & Griffin Exploration, LLC.
37. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Kathleen Acomb, to Griffin & Griffin Exploration, LLC.
38. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Dorthea Acomb, to Griffin & Griffin Exploration, LLC.
39. Oil, gas and mineral lease, dated August 15, 2006, Book 133, Page 530, James Mabry Vickery, to Griffin & Griffin Exploration, LLC.
40. Oil, gas and mineral lease, dated August 15, 2006, Book 133, Page 530, John Steven Vickery, to Griffin & Griffin Exploration, LLC.
41. Oil, gas and mineral lease, dated September 5, 2006, Book 148, Page 286, Lacey Marie Sloan, to Griffin & Griffin Exploration, LLC.
42. Oil, gas and mineral lease, dated September 6, 2006, Book 148, Page 295, Alisha Hoyt, to Griffin & Griffin Exploration, LLC .
43. Oil, gas and mineral lease, dated September 7, 2006, Book 148, Page 289, Tabitha Harrell, to Griffin & Griffin Exploration, LLC.

44. Oil, gas and mineral lease, dated September 6, 2006, Book 148, Page 292, Priscillia Hoyt, to Griffin & Griffin Exploration, LLC.
45. Oil, gas and mineral lease, dated September 5, 2006, Book 148, Page 283, Samantha Kay Breeding, to Griffin & Griffin Exploration, LLC.
46. Oil, gas and mineral lease, dated September 5, 2006, Book 148, Page 196, Edward Leslie Breeding, III, to Griffin & Griffin Exploration, LLC.
47. Oil, gas and mineral lease, dated August 17, 2006, Book 148, Page 255, Elias Lake Tolbert, to Griffin & Griffin Exploration, LLC.
48. Oil, gas and mineral lease, dated September 6, 2006, Book 148, Page 193, Benjamin A. Tolbert, Jr., to Griffin & Griffin Exploration, LLC.
49. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 280, Richard Thomas Tolbert, to Griffin & Griffin Exploration, LLC.
50. Oil, gas and mineral lease, dated August 17, 2006, Book 148, Page 190, Patricia Tolbert Dooley, to Griffin & Griffin Exploration, LLC.
51. Oil, gas and mineral lease, dated August 17, 2006, Book 148, Page 221, Mittie D. Pittman, to Griffin & Griffin Exploration, LLC.
52. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 212, Carolyn S. Kee, to Griffin & Griffin Exploration, LLC.
53. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 218, James M. Sessions, III, to Griffin & Griffin Exploration, LLC.
54. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 215, T. 0. Sessions, Jr., to Griffin & Griffin Exploration, LLC.
55. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 199, Charles E. Sessions, to Griffin & Griffin Exploration, LLC.
56. Oil, gas and mineral lease, dated September 26, 2006, Book 148, Page 277, William Henry Catchings, Jr., to Griffin & Griffin Exploration, LLC.
57. Oil, gas and mineral lease, dated January 3, 2007, Book 149, Page 49, Cecile Wagner Revocable Trust, to Griffin & Griffin Exploration, LLC.
58. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 258, Eugene J. McGarvey, Jr., Revocable Trust, to Griffin & Griffin Exploration, LLC.
59. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 245, William K. McGarvey, M.D., to Griffin & Griffin Exploration, LLC.
60. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 248, Anna M. McClelland, to Griffin & Griffin Exploration, LLC.
61. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 265, Vaughn Daniel Yeager, to Griffin & Griffin Exploration, LLC.
62. Oil, gas and mineral lease, dated August 15, 2006, Book 149, Page 46, Sharon Virginia Farmer, to Griffin & Griffin Exploration, LLC.
63. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 28, The Murrah Partnership, to Griffin & Griffin Exploration, LLC.
64. Oil, gas and mineral lease, dated August 16, 2006, Book 136, Page 106, Bert E. Durrett, to Griffin & Griffin Exploration, LLC.
65. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 214, Joseph and Mary Kathryn Parker, to Griffin & Griffin Exploration, LLC.
66. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 393, Joseph Wheeler Parker, III, to Griffin & Griffin Exploration, LLC.

67. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 393, Kathryn C. Parker Aiken, to Griffin & Griffin Exploration, LLC.
68. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 393, Karen Rose Parker Rosalez, to Griffin & Griffin Exploration, LLC.
69. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 207, Mildred Parker Mallerich, to Griffin & Griffin Exploration, LLC.
70. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 240, Page Davis Parker, to Griffin & Griffin Exploration, LLC.
71. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 309, Barbara Nell Parker Stewart, to Griffin & Griffin Exploration, LLC.
72. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 314, Richard S. Parker, to Griffin & Griffin Exploration, LLC.
73. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 321, Gerry Winters, to Griffin & Griffin Exploration, LLC.
74. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 321, Carolyn W. Hughes, to Griffin & Griffin Exploration, LLC.
75. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 233, Mary C. Rawles, to Griffin & Griffin Exploration, LLC.
76. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 245, Mike and Ellen Depta Living Trust, to Griffin & Griffin Exploration, LLC.
77. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 298, Carroll Lee and Elizabeth Sojourner, to Griffin & Griffin Exploration, LLC.
78. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 303, Mary Hart Sojourner Trust, to Griffin & Griffin Exploration, LLC.
79. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 250, Patsy Parker Reaver, to Griffin & Griffin Exploration, LLC.
80. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 281, Lisa Michelle Reaver, to Griffin & Griffin Exploration, LLC.
81. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 286, Jeanette Marie Reaver, to Griffin & Griffin Exploration, LLC.
82. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 255, Kelly Reaver Benefiel, to Griffin & Griffin Exploration, LLC.
83. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 399, Ethel Amanda Parker Baker, to Griffin & Griffin Exploration, LLC.
84. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 274, Bobby Earl Parker, to Griffin & Griffin Exploration, LLC.
85. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 378, Ann Arbor Properties, LLC, to Griffin & Griffin Exploration, LLC.
86. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 226, Mary Hart Parker Whittington, to Griffin & Griffin Exploration, LLC.
87. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 347, Sharon Parker Browning Trust, to Griffin & Griffin Exploration, LLC.
88. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 368, Robert W. Crook, to Griffin & Griffin Exploration, LLC.
89. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 373, Carol E. Crook Levy, to Griffin & Griffin Exploration, LLC.

90. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 361, Paula Gene Parker Pugh, to Griffin & Griffin Exploration, LLC.
91. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 354, Edna Juanita Parker Murphy, to Griffin & Griffin Exploration, LLC.
92. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 657, Deborah Parker Calandro, to Griffin & Griffin Exploration, LLC.
93. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 219, Lil Parker Graning, to Griffin & Griffin Exploration, LLC.
94. Oil, gas and mineral lease, dated October 20, 2006, Book 284, Page 333, The Biglane Investments, L.P., to Griffin & Griffin Exploration, LLC.
95. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 385, John Hunter Parker, to Griffin & Griffin Exploration, LLC.
96. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 409, John Hunter Parker Children Trust, to Griffin & Griffin Exploration, LLC.
97. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 543, Hazel Annette Parker Simmons, to Griffin & Griffin Exploration, LLC.
98. Oil, gas and mineral lease, dated June 12, 2007, Book 284, Page 536, Sheila Parker Moran Trust, to Griffin & Griffin Exploration, LLC.
99. Oil, gas and mineral lease, dated July 19, 2007, Book 284, Page 647, G. Stephen Guido, to Griffin & Griffin Exploration, LLC.
100. Oil, gas and mineral lease, dated July 19, 2007, Book 284, Page 652, Gary J. Guido, to Griffin & Griffin Exploration, LLC.
101. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 267, William G. McGehee, to Griffin & Griffin Exploration, LLC.
102. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 260, James C. McGeh ee, to Griffin & Griffin Exploration, LLC.
103. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 291, Duncan S. McGehee, to Griffin & Griffin Exploration, LLC.
104. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 326, Grover Yelverton, to Griffin & Griffin Exploration, LLC.
105. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 340, Jacqueline LaBarre, to Griffin & Griffin Exploration, LLC.
106. Oil, gas and mineral lease, dated October 4, 2008, Book 284, Page 404, Jeremy Lee Bryant, to Griffin & Griffin Exploration, LLC.
107. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 449, Kenneth G. Perry, to Griffin & Griffin Exploration, LLC.
108. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 497, Two Stick Partnership, to Griffin & Griffin Exploration, LLC.
109. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 509, The Dabney Company, LLC, to Griffin & Griffin Exploration, LLC.
110. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 425, Eleanor E. Shell, to Griffin & Griffin Exploration, LLC.
111. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 479, Lalie F. Eskay, to Griffin & Griffin Exploration, LLC.

112. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 473, Milton C. Williams, to Griffin & Griffin Exploration, LLC.
113. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 506, Charles F. Haynes, Jr., Children 's Trust, to Griffin & Griffin Exploration, LLC.
114. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 503, George Dewey Haynes, et al., to Griffin & Griffin Exploration, LLC.
115. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 437, Cary E. Bufkin, to Griffin & Griffin Exploration, LLC.
116. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 389, Beverly Wade Brister, to Griffin & Griffin Exploration, LLC.
117. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 395, Jennifer S. Villa, to Griffin & Griffin Exploration, LLC.
118. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 401, Darla S. Voinche, to Griffin & Griffin Exploration, LLC.
119. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 455, E. P. Lobrano, Jr., to Griffin & Griffin Exploration, LLC.
120. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 491, Bernice F. Stewart, to Griffin & Griffin Exploration, LLC.
121. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 485, Roane F. Bland, to Griffin & Griffin Exploration, LLC.
122. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 407, Eliece S. Nelson, to Griffin & Griffin Exploration, LLC.
123. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 413, JoAnn Parks, to Griffin & Griffin Exploration, LLC.
124. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 315, Harrison Carter Leak, III, to Griffin & Griffin Exploration, LLC.
125. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 312, James Caulfeild Leak, II, to Griffin & Griffin Exploration, LLC.
126. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 309, Anne Wren Robertson Cramer, Life Estate, to Griffin & Griffin Exploration, LLC.
127. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 315, Harrison Carter Leak, III, Remainderman, to Griffin & Griffin Exploration, LLC.
128. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 312, James Caulfeild Leak, II, Remainderman, to Griffin & Griffin Exploration, LLC.
129. Oil, gas and mineral lease, dated August 18, 2006, Book 148, Page 511, The Dabney Company Partnership, to Griffin & Griffin Exploration, LLC.
130. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 514, Lovelle Daigle Couch, to Griffin & Griffin Exploration, LLC.
131. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 514, Dwight Dee Daigle, to Griffin & Griffin Exploration, LLC.
132. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 514, Margaret Eleman Daigle, to Griffin & Griffin Exploration, LLC.
133. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 343, John Pickett Rogers, III, to Griffin & Griffin Exploration, LLC.

134. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 332, Thomas Murff Rogers, to Griffin & Griffin Exploration, LLC.
135. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 522, Paul Carter Rogers, to Griffin & Griffin Exploration, LLC.
136. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 516, Mercer C. Rogers, to Griffin & Griffin Exploration, LLC.
137. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 340, Samuel Clay Rogers, to Griffin & Griffin Exploration, LLC.
138. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 518, Alton Leon Pickard, Jr., to Griffin & Griffin Exploration, LLC.
139. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 329, Patricia Ann P. Cousino, to Griffin & Griffin Exploration, LLC.
140. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 520, Paula Lynn Pickard, to Griffin & Griffin Exploration, LLC.
141. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 318, William R. Pickard, to Griffin & Griffin Exploration, LLC.
142. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 338, Plaquemine Hardwood, Inc., to Griffin & Griffin Exploration, LLC.
143. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 346, Michael M. Haynes, to Griffin & Griffin Exploration, LLC.
144. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 357, David Bray, to Griffin & Griffin Exploration, LLC.
145. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 349, Robert M. Bray, to Griffin & Griffin Exploration, LLC.
146. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 321, David Bramlette, to Griffin & Griffin Exploration, LLC.
147. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 365, Kate Don Green, to Griffin & Griffin Exploration, LLC.
148. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 533, Davenport Plantation, I, L.P., to Griffin & Griffin Exploration, LLC.
149. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 373, Margaret Ward, to Griffin & Griffin Exploration, LLC.
150. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 381, Marion Smith, to Griffin & Griffin Exploration, LLC.
151. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 467, Eliece S. Nelson, to Griffin & Griffin Exploration, LLC.
152. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 419, Janet Marie Apt Wall, to Griffin & Griffin Exploration, LLC.
153. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 467, Frank C. Williams, to Griffin & Griffin Exploration, LLC.
154. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 431, Allie S. Buford, to Griffin & Griffin Exploration, LLC.
155. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 443, Alice Oliver Callicutt, to Griffin & Griffin Exploration, LLC.

156. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 461, Walter J. Gex, III, to Griffin & Griffin Exploration, LLC.

157. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, W. Howard Pritchartt, Jr., to Griffin & Griffin Exploration, LLC.

158. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, Claiborne Polk Hollis and Anna Marie Schulte Hollis, to Griffin & Griffin Exploration, LLC.

159. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, John W. Cox, Jr., to Griffin & Griffin Exploration, LLC.

160. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, Elizabeth C. Frantel, to Griffin & Griffin Exploration, LLC.

161. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, W. Howard Pritchartt, III, to Griffin & Griffin Exploration, LLC.

162. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, Elodie P. Acherman, to Griffin & Griffin Exploration, LLC.

163. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, Laura P. Bolinger, to Griffin & Griffin Exploration, LLC.

164. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, W. Howard Pritchartt, Jr., to Griffin & Griffin Exploration, LLC.

165. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, Claiborne Polk Hollis and Anna Marie Schulte Hollis, to Griffin & Griffin Exploration, LLC.

166. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, John W. Cox, Jr., to Griffin & Griffin Exploration, LLC.

167. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, Elizabeth C. Frantel, to Griffin & Griffin Exploration, LLC.

168. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, W. Howard Pritchartt, III, to Griffin & Griffin Exploration, LLC.

169. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, Elodie P. Ackerman, to Griffin & Griffin Exploration, LLC.

170. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, Laura P. Bolinger, to Griffin & Griffin Exploration, LLC.

171. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 643, Beverly Wade Brister, to Griffin & Griffin Exploration, LLC.

172. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 648, Jennifer S. Villa, to Griffin & Griffin Exploration, LLC.

173. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 653, Darla S. Voinche, to Griffin & Griffin Exploration, LLC.

174. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 663, Eliece S. Nelson, to Griffin & Griffin Exploration, LLC.

175. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 668, JoAnn Parks, to Griffin & Griffin Exploration, LLC.

176. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 673, Janet Marie Apt Wall, to Griffin & Griffin Exploration, LLC.

177. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 1, Eleanor E. Shell, to Griffin & Griffin Exploration, LLC.

178. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 133, Marilyn Hill Catchings, M.D., to Griffin & Griffin Exploration, LLC.
179. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 137, Thomas Wax Hill, to Griffin & Griffin Exploration, LLC.
180. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 139, L. Leighton Hill, M.D., to Griffin & Griffin Exploration, LLC.
181. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 135, Harry R. Hill, M.D., to Griffin & Griffin Exploration, LLC.
182. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 6, Allie S. Buford, to Griffin & Griffin Exploration, LLC.
183. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 11, Cary E. Bufkin, to Griffin & Griffin Exploration, LLC.
184. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 658, K. Hayes Callicutt, to Griffin & Griffin Exploration, LLC.
185. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 16, Kenneth G. Perry, to Griffin & Griffin Exploration, LLC.
186. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 21, E. P. Lobrano, Jr., to Griffin & Griffin Exploration, LLC.
187. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 26, Walter J. Gex, Ill, to Griffin & Griffin Exploration, LLC.
188. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 31, Frank T. Williams, to Griffin & Griffin Exploration, LLC.
189. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 36, Milton C. Williams, to Griffin & Griffin Exploration, LLC.
190. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 41, Lalie F. Eskay, to Griffin & Griffin Exploration, LLC.
191. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 46, I. Dudley Stewart, Agent and Attorney in Fact for Roane F. Bland, to Griffin & Griffin Exploration, LLC.
192. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 51, Bernice F. Stewart, to Griffin & Griffin Exploration, LLC.
193. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 141, Eleanor Wax Wilson, to Griffin & Griffin Exploration, LLC.
194. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 199, Patricia Morgan DeMartini, to Griffin & Griffin Exploration, LLC.
195. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 129, The Fairway Trust, to Griffin & Griffin Exploration, LLC.
196. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 131, JoAnn Wiemer Hughes, to Griffin & Griffin Exploration, LLC.
197. Oil, gas and mineral lease, dated May 22, 2006, Book 146, Page 56, David Bray, to Griffin & Griffin Exploration, LLC.
198. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 64, Robert M. Bray, to Griffin & Griffin Exploration, LLC.
199. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 72, Marion Smith, to Griffin & Griffin Exploration, LLC.

200. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 80, David Bramlette, to Griffin & Griffin Exploration, LLC.
201. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 88, Margaret Ward, to Griffin & Griffin Exploration, LLC.
202. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 96, Kate Don Green, to Griffin & Griffin Exploration, LLC.
203. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 104, Davenport Plantation, I, L.P., to Griffin & Griffin Exploration, LLC.
204. Oil, gas and mineral lease, dated May 24, 2006, Book 147, Page 120, Haynes Properties Corporation, to Griffin & Griffin Exploration, LLC.
205. Oil, gas and mineral lease, dated May 24, 2006, Book 147, Page 112, Michael McNeil Haynes, to Griffin & Griffin Exploration, LLC.
206. Oil, gas and mineral lease, dated May 24, 2006, Book 147, Page 120, George Dewey Haynes, Trustee of Charles R. Haynes, Jr., Children's Class Trust, to Griffin & Griffin Exploration, LLC.
207. Oil, gas and mineral lease, dated May 24, 2006, Book 147, Page 115, Two Stick Partnership, to Griffin & Griffin Exploration, LLC.
208. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 196, Beverly Wade Brister, to Griffin & Griffin Exploration, LLC.
209. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 191, Jennifer S. Villa, to Griffin & Griffin Exploration, LLC.
210. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 206, Darla S. Voinche, to Griffin & Griffin Exploration, LLC.
211. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 161, Eliece S. Nelson, to Griffin & Griffin Exploration, LLC.
212. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 96, JoAnn Parks, to Griffin & Griffin Exploration, LLC.
213. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 201, Janet Marie Apt Wall, to Griffin & Griffin Exploration, LLC.
214. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 221, Eleanor E. Shell, to Griffin & Griffin Exploration, LLC.
215. Oil, gas and mineral lease, dated April 12, 2006, Book 145, Page 90, Marilyn Hill Catchings, M.D., to Griffin & Griffin Exploration, LLC.
216. Oil, gas and mineral lease, dated April 12, 2006, Book 145, Page 86, Thomas Wax Hill, to Griffin & Griffin Exploration, LLC.
217. Oil, gas and mineral lease, dated April 12, 2006, Book 145, Page 86, L. Leighton Hill, M.D., to Griffin & Griffin Exploration, LLC.
218. Oil, gas and mineral lease, dated April 12, 2006, Book 145, Page 88, Harry R. Hill, M.D., to Griffin & Griffin Exploration, LLC.
219. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 140, Allie S. Buford, to Griffin & Griffin Exploration, LLC.
220. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 186, Cary E. Bufkin, to Griffin & Griffin Exploration, LLC.

Legal Description

PP F-12-1
API # 23-157-21966
Location: From the southeast corner of Section 27, T2N-R4W, Wilkinson County, Mississippi, go westerly along the line between Sections 27 and 41 for 4340 feet; thence go southerly at right angles for 3704 feet to the location in Section 41, T2N-R4W, Wilkinson County, Mississippi

PP F-12-3A
API #23-157-21985
Location: From Southeast corner Section 26, T2N-R4W go Westerly along line between Section 26 & 42 524 feet, thence go sly at right angle 3543 fee to surface location in Section 44; thence go South 56° 3' 15" for 777 feet to bottom hole location in Belmont Lake in Section 44, T2N-R4W, Wilkinson County, Mississippi.

PP F-12-4
API # 23-157-22007-01
Location: From the southeast corner of Section 26, T2N-R4W, Wilkinson County, Mississippi, go westerly along the line between Sections 26 and 42 for 494 feet; thence go southerly at right angles for 3541 feet to the Surface Location in Section 44, T2N-R4W, thence go North 83° 57' 41" East for 1400 feet to the Bottom Hole Location in Belmont Lake in Section 41, T2N-R4W, Wilkinson County, Mississippi.

PP F-12-5
API # 23-157-22008-01
Location: From the southeast corner of Section 26, T2N-R4W, Wilkinson County, Mississippi, go westerly along the line between Sections 26 and 42 for 465 feet; thence go southerly at right angles for 3537 feet to the Surface Location in Section 44, T2N-R4W; thence go North 81° 40' 47" for 1079 feet to the Bottom Hole Location in Belmont Lake situated in Section 44, T2N-R4W, Wilkinson County, Mississippi.

PP F-12-7
API# 23157-22071
From the SE corner of Section 27, T2N-R4W, Wilkinson County, Mississippi, go Westerly along the south boundary of Section 27 for 3,223'; thence southerly at right angles for 4,456' to the surface location in Section 41, T2N-R4W; thence go North 54 degrees 18' 02' West for 1,000" to the bottom hole location in Belmont Lake, in Section 41, T2N-R4W, Wilkinson County, Mississippi.

PP F-21
From the corner common to Section 15, 16 and 18, (northwest corner of Section 18), T2N-R5W, Wilkinson County, Mississippi, go easterly along the line between Sections 15 and 18, and an extension thereof, for 5341 feet; thence southerly at right angles for 73 feet to the location in Section 42, T2N-R4W, Wilkinson County, Mississippi.

EXHIBIT B (CONTINUED)

Well Equipment List

Lexaria's proportionate interest in:

PP F 12-1: Well head, meters and all associated casing, tubing, any and all down hole equipment and gas lift valves.

approximately 2.1 mile 2 7/8 tubing Oil Flow line.

approximately 2.1 mile 2 7/8 tubing gas injection line.

PP F 12-3A: Well head, meters and all associated casing, tubing, any and all down hole equipment and gas lift valves.

approximately 2.0 mile 2 7/8 tubing Oil Flow line.

approximately 2.0 mile 2 7/8 tubing gas injection line.

PP F 12-4: Well head, meters and all associated casing, tubing, any and all down hole equipment and gas lift valves.

approximately 2.0 mile 2 7/8 tubing Oil Flow line.

approximately 2.0 mile 2 7/8 tubing gas injection line.

PP F 12-5: Well head, meters and all associated casing, tubing, any and all down hole equipment and gas lift valves.

approximately 2.0 mile 2 7/8 tubing Oil Flow line.

approximately 2.0 mile 2 7/8 tubing gas injection line.

PP F-12-7
The new site will have the following: (construction underway)
(4) 400 BBL tanks
(1) 6 by 20 foot Treator
(1) Triplex Pump
(1) Utility Pole and Electrical Box
(1) Salt water Transfer pump
(1) Well Head and Structure

EXHIBIT B CONTINUED

Production Facility Equipment List:

Lexaria's proportionate interest in:

- 10' x 12' building
- 10' x 20' building
- 6 – 400 bbl tanks
- 1 – 2' x 9' horizontal separator
- 1 – 3' x 12' vertical separator
- 1 – 6' x 20' vertical gun barrel
- 1 – 4' x 27 ½' vertical gun barrel
- 1 – 36" x 10' Horizontal gun barrel
- 1 – 48" x 10' Horizontal gun barrel
- All valves, meters, piping associated with the facility.

NOTE: gas compressors are rented

EXHIBIT C

FORM OF ASSIGNMENT, BILL OF SALE, AND CONVEYANCE

BILL OF SALE, CONVEYANCE AND ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF MISSISSIPPI
COUNTY OF WILKINSON

WHEREAS, Lexaria Corporation ("Assignor"), is a Nevada corporation, whose address is #950, 1130 West Pender Street, Vancouver BC, Canada V6E 4A4;

WHEREAS, Cloudstream Belmont Lake, LP ("Assignee"), is a Texas limited partnership, whose address is 5046 Weatherstone Circle, Sugarland, Texas 77479; and

WHEREAS, Assignor owns a working interest in the certain Oil, Gas and Mineral Leases described in Exhibit "A" attached hereto (the "Leases") and certain oil and gas wells, under the Leases as outlined in Exhibit "B" hereto (the "Wells"), covering mineral and other real and personal property interests, and other areas, said Leases being recorded in the records of the Wilkinson County, Mississippi as well as the equipment, fixtures, personal property, rights of way, and appurtenances thereto, including but not limited to those listed on Exhibit "B" hereto ("the Facilities"); and

WHEREAS, Griffin & Griffin Exploration, LLC and Assignor had previously executed a Drilling Program Agreement dated December 21, 2005 which granted a 20% working interest in certain units and Wells under the Leases to Assignee.

WHEREAS, Assignor has previously obtained all the interests of 0743868 BC LTD, ("BC") a British Columbia corporation and Brinx Resources, Ltd ("Brinx") a Nevada corporation and 20% of the interest from Delta Oil & Gas, Inc ("Delta") a Colorado corporation and The Stallion Group, ("Stallion") a Nevada corporation, such that none of BC, Brinx, Delta or Stallion have any further interests in the Leases or Wells.

WHEREAS, Assignor desires to assign all right, title and interest in the Leases, Wells, and Facilities unto Assignee; and

NOW, THEREFORE, the premises considered, for and in consideration of the sum of ONE HUNDRED AND NO/100 DOLLARS ($100.00) and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby transfer, convey, set over and assign unto Assignee all right, title and interest to the Leases, Wells and Facilities, together with the same interest in and to the rights and privileges accorded under the Leases, equipment, contracts, pipelines, rights-of-way, surface interests, wells, plants and any and all real and personal property, or mixed, associated with the Leases, the Wells and the Facilities, but which interests shall in no event be less than those interests outlined on Exhibit "B" hereto. The interest assigned herein is subject to its proportionate share of all royalties created under any oil and gas lease existing as of the date of the Assignment.

This Bill of Sale, Conveyance and Assignment shall be effective as of October 1, 2014, with respect to the interests hereby assigned in the Leases, the Wells, and the Facilities.

IN WITNESS WHEREOF, Assignor have executed this Bill of Sale, Conveyance, and Assignment of Oil, Gas and Mineral Leases this the _____ day of November, 2014

ASSIGNOR
LEXARIA CORPORATION,
a Nevada corporation

By:________________________________
Chris Bunka,
Chief Executive Officer

By:________________________________
Bal Bhullar,
Chief Financial Officer

PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said City and Province on this _____ day of November, 2014, within my jurisdiction, the within named LEXARIA CORPORATION, by and through Chris Bunka, its Chief Executive Officer, who acknowledged that he is the Chief Executive Officer for and is a Nevada Corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after having been duly authorized by said corporation so to do.

____

Notary Public

____

My Commission Expires

PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said City and Province, on this _____ day of November, 2014, within my jurisdiction, the within named LEXARIA CORPORATION, by and through Bal Bhullar, its Chief Financial Officer, who acknowledged that she is the Chief Financial Officer for and is a Nevada Corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after having been duly authorized by said corporation so to do.

____

Notary Public

____

My Commission Expires

Exhibit A to Assignment and Bill of Sale

THE LEASES

1. Oil, gas and mineral lease, dated March 15, 2006, Book 148, Page 568, Mary Ellen Rosenblatt, et al., to Griffin & Griffin Exploration, LLC.
2. Oil, gas and mineral lease, dated May 1, 2002, Book 136, Page 94, Phillips Connell Witter, to Griffin & Griffin Exploration, LLC.
3. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 96, Joseph A. Brame,to Griffin & Griffin Exploration, LLC.
4. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 28, Bert E. Durrett, toGriffin & Griffin Exploration, LLC.
5. Oil, gas and mineral lease, dated August 28, 2006, Book 136, Page 104, Ann Durrett Merrill, to Griffin & Griffin Exploration, LLC.
6. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 559, Germany Energy Company (formerly Germany Exploration), to Griffin & Griffin Exploration, LLC.
7. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 274, Caito Oil Company, to Griffin & Griffin Exploration, LLC.
8. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 102, Stephens Resources, LLC, to Griffin & Griffin Exploration, LLC.
9. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 100, Moorman, Schickram & Stephens, Ltd., to Griffin & Griffin Exploration, LLC.
10. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 562, Jean R. Burroughs, to Griffin & Griffin Exploration, LLC.
11. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 562, Smith P. Reynolds, III, to Griffin & Griffin Exploration, LLC.
12. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 224, Ogden Sharon Hudnall Trust No. 2, to Griffin & Griffin Exploration, LLC.
13. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 227, Lometa Hudnall Cox Trust No . 2, to Griffin & Griffin Exploration, LLC.
14. Oil, gas and mineral lease, dated August 15, 2006, Book 149, Page 52, Charles Ray Davis, to Griffin & Griffin Exploration, LLC.
15. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 271, Wilmoth Interests, Inc., to Griffin & Griffin Exploration, LLC.
16. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 239, Ream Interests, Inc., to Griffin & Griffin Exploration, LLC.
17. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 233, CCW Interests, Inc., to Griffin & Griffin Exploration, LLC.
18. Oil, gas and mineral lease, dated August 15, 2006, Book 149, Page 604, Exotic Oil & Gas, LLC, to Griffin & Griffin Exploration, LLC.
19. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 112, Dave Gammill, to Griffin & Griffin Exploration, LLC.
20. Oil, gas and mineral lease, dated January 17, 2007, Book 149, Page 92, Mary John Spence Trusts I and II, represented by Joseph E. Hand, Jr., to Griffin & Griffin Exploration, LLC.
21. Oil, gas and mineral lease, dated August 15, 2006, Book 149, Page 55, Terry Ann Grelling, to Griffin & Griffin Exploration, LLC.

22. Oil, gas and mineral lease, dated February 28, 2007, Book 149, Page 598, Sugarberry Minerals Company as Agent for: LaSierra Investment Co., Ltd.; Burk Energy Co., Sugarberry Oil & Gas Corp.; and Estates of Sam and Ruth Ann Wolfson, to Griffin & Griffin Exploration, LLC.
23. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 120, Betty Virginia Berry Farmer, to Griffin & Griffin Exploration, LLC.
24. Oil, gas and mineral lease, dated August 15, 2006, Book 133, Page 496, Peter Lane Clifford, to Griffin & Griffin Exploration, LLC.
25. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 236, Janet Knellinger, to Griffin & Griffin Exploration, LLC .
26. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 116, Rosemary Graves Morrison, to Griffin & Griffin Exploration, LLC.
27. Oil, gas and mineral lease, dated August 15, 2006, Book 136, Page 118, Nancy Graves Farber, to Griffin & Griffin Exploration, LLC.
28. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, David J. Billeister, to Griffin & Griffin Exploration, LLC.
29. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Mrs. Weldon Scott Armstrong, to Griffin & Griffin Exploration, LLC.
30. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, J. S. Billeister, Jr., to Griffin & Griffin Exploration, LLC.
31. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, John G. Billeister, to Griffin & Griffin Exploration, LLC.
32. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, David J. Billeister, II, to Griffin & Griffin Exploration, LLC.
33. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, C. W. Billeister, to Griffin & Griffin Exploration, LLC .
34. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Mrs. Dorothea B. Thomas, to Griffin & Griffin Exploration, LLC.
35. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Hal Law Threadcraft, III, to Griffin & Griffin Exploration, LLC.
36. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Eugenia W. Wood, to Griffin & Griffin Exploration, LLC.
37. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Kathleen Acomb, to Griffin & Griffin Exploration, LLC.
38. Oil, gas and mineral lease, dated August 15, 2006, Book 148, Page 301, Dorthea Acomb, to Griffin & Griffin Exploration, LLC.
39. Oil, gas and mineral lease, dated August 15, 2006, Book 133, Page 530, James Mabry Vickery, to Griffin & Griffin Exploration, LLC.
40. Oil, gas and mineral lease, dated August 15, 2006, Book 133, Page 530, John Steven Vickery, to Griffin & Griffin Exploration, LLC.
41. Oil, gas and mineral lease, dated September 5, 2006, Book 148, Page 286, Lacey Marie Sloan, to Griffin & Griffin Exploration, LLC.
42. Oil, gas and mineral lease, dated September 6, 2006, Book 148, Page 295, Alisha Hoyt, to Griffin & Griffin Exploration, LLC .
43. Oil, gas and mineral lease, dated September 7, 2006, Book 148, Page 289, Tabitha Harrell, to Griffin & Griffin Exploration, LLC.

44. Oil, gas and mineral lease, dated September 6, 2006, Book 148, Page 292, Priscillia Hoyt, to Griffin & Griffin Exploration, LLC.
45. Oil, gas and mineral lease, dated September 5, 2006, Book 148, Page 283, Samantha Kay Breeding, to Griffin & Griffin Exploration, LLC.
46. Oil, gas and mineral lease, dated September 5, 2006, Book 148, Page 196, Edward Leslie Breeding, III, to Griffin & Griffin Exploration, LLC.
47. Oil, gas and mineral lease, dated August 17, 2006, Book 148, Page 255, Elias Lake Tolbert, to Griffin & Griffin Exploration, LLC.
48. Oil, gas and mineral lease, dated September 6, 2006, Book 148, Page 193, Benjamin A. Tolbert, Jr., to Griffin & Griffin Exploration, LLC.
49. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 280, Richard Thomas Tolbert, to Griffin & Griffin Exploration, LLC.
50. Oil, gas and mineral lease, dated August 17, 2006, Book 148, Page 190, Patricia Tolbert Dooley, to Griffin & Griffin Exploration, LLC.
51. Oil, gas and mineral lease, dated August 17, 2006, Book 148, Page 221, Mittie D. Pittman, to Griffin & Griffin Exploration, LLC.
52. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 212, Carolyn S. Kee, to Griffin & Griffin Exploration, LLC.
53. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 218, James M. Sessions, III, to Griffin & Griffin Exploration, LLC.
54. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 215, T. 0. Sessions, Jr., to Griffin & Griffin Exploration, LLC.
55. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 199, Charles E. Sessions, to Griffin & Griffin Exploration, LLC.
56. Oil, gas and mineral lease, dated September 26, 2006, Book 148, Page 277, William Henry Catchings, Jr., to Griffin & Griffin Exploration, LLC.
57. Oil, gas and mineral lease, dated January 3, 2007, Book 149, Page 49, Cecile Wagner Revocable Trust, to Griffin & Griffin Exploration, LLC.
58. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 258, Eugene J. McGarvey, Jr., Revocable Trust, to Griffin & Griffin Exploration, LLC.
59. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 245, William K. McGarvey, M.D., to Griffin & Griffin Exploration, LLC.
60. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 248, Anna M. McClelland, to Griffin & Griffin Exploration, LLC.
61. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 265, Vaughn Daniel Yeager, to Griffin & Griffin Exploration, LLC.
62. Oil, gas and mineral lease, dated August 15, 2006, Book 149, Page 46, Sharon Virginia Farmer, to Griffin & Griffin Exploration, LLC.
63. Oil, gas and mineral lease, dated August 16, 2006, Book 148, Page 28, The Murrah Partnership, to Griffin & Griffin Exploration, LLC.
64. Oil, gas and mineral lease, dated August 16, 2006, Book 136, Page 106, Bert E. Durrett, to Griffin & Griffin Exploration, LLC.
65. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 214, Joseph and Mary Kathryn Parker, to Griffin & Griffin Exploration, LLC.
66. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 393, Joseph Wheeler Parker, III, to Griffin & Griffin Exploration, LLC.

67. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 393, Kathryn C. Parker Aiken, to Griffin & Griffin Exploration, LLC.
68. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 393, Karen Rose Parker Rosalez, to Griffin & Griffin Exploration, LLC.
69. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 207, Mildred Parker Mallerich, to Griffin & Griffin Exploration, LLC.
70. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 240, Page Davis Parker, to Griffin & Griffin Exploration, LLC.
71. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 309, Barbara Nell Parker Stewart, to Griffin & Griffin Exploration, LLC.
72. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 314, Richard S. Parker, to Griffin & Griffin Exploration, LLC.
73. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 321, Gerry Winters, to Griffin & Griffin Exploration, LLC.
74. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 321, Carolyn W. Hughes, to Griffin & Griffin Exploration, LLC.
75. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 233, Mary C. Rawles, to Griffin & Griffin Exploration, LLC.
76. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 245, Mike and Ellen Depta Living Trust, to Griffin & Griffin Exploration, LLC.
77. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 298, Carroll Lee and Elizabeth Sojourner, to Griffin & Griffin Exploration, LLC.
78. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 303, Mary Hart Sojourner Trust, to Griffin & Griffin Exploration, LLC.
79. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 250, Patsy Parker Reaver, to Griffin & Griffin Exploration, LLC.
80. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 281, Lisa Michelle Reaver, to Griffin & Griffin Exploration, LLC.
81. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 286, Jeanette Marie Reaver, to Griffin & Griffin Exploration, LLC.
82. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 255, Kelly Reaver Benefiel, to Griffin & Griffin Exploration, LLC.
83. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 399, Ethel Amanda Parker Baker, to Griffin & Griffin Exploration, LLC.
84. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 274, Bobby Earl Parker, to Griffin & Griffin Exploration, LLC.
85. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 378, Ann Arbor Properties, LLC, to Griffin & Griffin Exploration, LLC.
86. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 226, Mary Hart Parker Whittington, to Griffin & Griffin Exploration, LLC.
87. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 347, Sharon Parker Browning Trust, to Griffin & Griffin Exploration, LLC.
88. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 368, Robert W. Crook, to Griffin & Griffin Exploration, LLC.
89. Oil, gas and mineral lease, dated October 4, 2006, Book 284, Page 373, Carol E. Crook Levy, to Griffin & Griffin Exploration, LLC.

90. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 361, Paula Gene Parker Pugh, to Griffin & Griffin Exploration, LLC.
91. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 354, Edna Juanita Parker Murphy, to Griffin & Griffin Exploration, LLC.
92. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 657, Deborah Parker Calandro, to Griffin & Griffin Exploration, LLC.
93. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 219, Lil Parker Graning, to Griffin & Griffin Exploration, LLC.
94. Oil, gas and mineral lease, dated October 20, 2006, Book 284, Page 333, The Biglane Investments, L.P., to Griffin & Griffin Exploration, LLC.
95. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 385, John Hunter Parker, to Griffin & Griffin Exploration, LLC.
96. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 409, John Hunter Parker Children Trust, to Griffin & Griffin Exploration, LLC.
97. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 543, Hazel Annette Parker Simmons, to Griffin & Griffin Exploration, LLC.
98. Oil, gas and mineral lease, dated June 12, 2007, Book 284, Page 536, Sheila Parker Moran Trust, to Griffin & Griffin Exploration, LLC.
99. Oil, gas and mineral lease, dated July 19, 2007, Book 284, Page 647, G. Stephen Guido, to Griffin & Griffin Exploration, LLC.
100. Oil, gas and mineral lease, dated July 19, 2007, Book 284, Page 652, Gary J. Guido, to Griffin & Griffin Exploration, LLC.
101. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 267, William G. McGehee, to Griffin & Griffin Exploration, LLC.
102. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 260, James C. McGeh ee, to Griffin & Griffin Exploration, LLC.
103. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 291, Duncan S. McGehee, to Griffin & Griffin Exploration, LLC.
104. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 326, Grover Yelverton, to Griffin & Griffin Exploration, LLC.
105. Oil, gas and mineral lease, dated October 18, 2006, Book 284, Page 340, Jacqueline LaBarre, to Griffin & Griffin Exploration, LLC.
106. Oil, gas and mineral lease, dated October 4, 2008, Book 284, Page 404, Jeremy Lee Bryant, to Griffin & Griffin Exploration, LLC.
107. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 449, Kenneth G. Perry, to Griffin & Griffin Exploration, LLC.
108. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 497, Two Stick Partnership, to Griffin & Griffin Exploration, LLC.
109. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 509, The Dabney Company, LLC, to Griffin & Griffin Exploration, LLC.
110. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 425, Eleanor E. Shell, to Griffin & Griffin Exploration, LLC.
111. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 479, Lalie F. Eskay, to Griffin & Griffin Exploration, LLC.

112. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 473, Milton C. Williams, to Griffin & Griffin Exploration, LLC.
113. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 506, Charles F. Haynes, Jr., Children 's Trust, to Griffin & Griffin Exploration, LLC.
114. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 503, George Dewey Haynes, et al., to Griffin & Griffin Exploration, LLC.
115. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 437, Cary E. Bufkin, to Griffin & Griffin Exploration, LLC.
116. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 389, Beverly Wade Brister, to Griffin & Griffin Exploration, LLC.
117. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 395, Jennifer S. Villa, to Griffin & Griffin Exploration, LLC.
118. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 401, Darla S. Voinche, to Griffin & Griffin Exploration, LLC.
119. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 455, E. P. Lobrano, Jr., to Griffin & Griffin Exploration, LLC.
120. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 491, Bernice F. Stewart, to Griffin & Griffin Exploration, LLC.
121. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 485, Roane F. Bland, to Griffin & Griffin Exploration, LLC.
122. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 407, Eliece S. Nelson, to Griffin & Griffin Exploration, LLC.
123. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 413, JoAnn Parks, to Griffin & Griffin Exploration, LLC.
124. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 315, Harrison Carter Leak, III, to Griffin & Griffin Exploration, LLC.
125. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 312, James Caulfeild Leak, II, to Griffin & Griffin Exploration, LLC.
126. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 309, Anne Wren Robertson Cramer, Life Estate, to Griffin & Griffin Exploration, LLC.
127. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 315, Harrison Carter Leak, III, Remainderman, to Griffin & Griffin Exploration, LLC.
128. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 312, James Caulfeild Leak, II, Remainderman, to Griffin & Griffin Exploration, LLC.
129. Oil, gas and mineral lease, dated August 18, 2006, Book 148, Page 511, The Dabney Company Partnership, to Griffin & Griffin Exploration, LLC.
130. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 514, Lovelle Daigle Couch, to Griffin & Griffin Exploration, LLC.
131. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 514, Dwight Dee Daigle, to Griffin & Griffin Exploration, LLC.
132. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 514, Margaret Eleman Daigle, to Griffin & Griffin Exploration, LLC.
133. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 343, John Pickett Rogers, III, to Griffin & Griffin Exploration, LLC.

134. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 332, Thomas Murff Rogers, to Griffin & Griffin Exploration, LLC.
135. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 522, Paul Carter Rogers, to Griffin & Griffin Exploration, LLC.
136. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 516, Mercer C. Rogers, to Griffin & Griffin Exploration, LLC.
137. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 340, Samuel Clay Rogers, to Griffin & Griffin Exploration, LLC.
138. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 518, Alton Leon Pickard, Jr., to Griffin & Griffin Exploration, LLC.
139. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 329, Patricia Ann P. Cousino, to Griffin & Griffin Exploration, LLC.
140. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 520, Paula Lynn Pickard, to Griffin & Griffin Exploration, LLC.
141. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 318, William R. Pickard, to Griffin & Griffin Exploration, LLC.
142. Oil, gas and mineral lease, dated August 9, 2006, Book 148, Page 338, Plaquemine Hardwood, Inc., to Griffin & Griffin Exploration, LLC.
143. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 346, Michael M. Haynes, to Griffin & Griffin Exploration, LLC.
144. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 357, David Bray, to Griffin & Griffin Exploration, LLC.
145. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 349, Robert M. Bray, to Griffin & Griffin Exploration, LLC.
146. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 321, David Bramlette, to Griffin & Griffin Exploration, LLC.
147. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 365, Kate Don Green, to Griffin & Griffin Exploration, LLC.
148. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 533, Davenport Plantation, I, L.P., to Griffin & Griffin Exploration, LLC.
149. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 373, Margaret Ward, to Griffin & Griffin Exploration, LLC.
150. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 381, Marion Smith, to Griffin & Griffin Exploration, LLC.
151. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 467, Eliece S. Nelson, to Griffin & Griffin Exploration, LLC.
152. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 419, Janet Marie Apt Wall, to Griffin & Griffin Exploration, LLC.
153. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 467, Frank C. Williams, to Griffin & Griffin Exploration, LLC.
154. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 431, Allie S. Buford, to Griffin & Griffin Exploration, LLC.
155. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 443, Alice Oliver Callicutt, to Griffin & Griffin Exploration, LLC.

156. Oil, gas and mineral lease, dated July 26, 2006, Book 148, Page 461, Walter J. Gex, III, to Griffin & Griffin Exploration, LLC.

157. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, W. Howard Pritchartt, Jr., to Griffin & Griffin Exploration, LLC.

158. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, Claiborne Polk Hollis and Anna Marie Schulte Hollis, to Griffin & Griffin Exploration, LLC.

159. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, John W. Cox, Jr., to Griffin & Griffin Exploration, LLC.

160. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, Elizabeth C. Frantel, to Griffin & Griffin Exploration, LLC.

161. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, W. Howard Pritchartt, III, to Griffin & Griffin Exploration, LLC.

162. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, Elodie P. Acherman, to Griffin & Griffin Exploration, LLC.

163. Oil, gas and mineral lease, dated June 16, 2006, Book 146, Page 609, Laura P. Bolinger, to Griffin & Griffin Exploration, LLC.

164. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, W. Howard Pritchartt, Jr., to Griffin & Griffin Exploration, LLC.

165. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, Claiborne Polk Hollis and Anna Marie Schulte Hollis, to Griffin & Griffin Exploration, LLC.

166. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, John W. Cox, Jr., to Griffin & Griffin Exploration, LLC.

167. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, Elizabeth C. Frantel, to Griffin & Griffin Exploration, LLC.

168. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, W. Howard Pritchartt, III, to Griffin & Griffin Exploration, LLC.

169. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, Elodie P. Ackerman, to Griffin & Griffin Exploration, LLC.

170. Oil, gas and mineral lease, dated April 7, 2006, Book 146, Page 323, Laura P. Bolinger, to Griffin & Griffin Exploration, LLC.

171. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 643, Beverly Wade Brister, to Griffin & Griffin Exploration, LLC.

172. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 648, Jennifer S. Villa, to Griffin & Griffin Exploration, LLC.

173. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 653, Darla S. Voinche, to Griffin & Griffin Exploration, LLC.

174. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 663, Eliece S. Nelson, to Griffin & Griffin Exploration, LLC.

175. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 668, JoAnn Parks, to Griffin & Griffin Exploration, LLC.

176. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 673, Janet Marie Apt Wall, to Griffin & Griffin Exploration, LLC.

177. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 1, Eleanor E. Shell, to Griffin & Griffin Exploration, LLC.

178. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 133, Marilyn Hill Catchings, M.D., to Griffin & Griffin Exploration, LLC.
179. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 137, Thomas Wax Hill, to Griffin & Griffin Exploration, LLC.
180. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 139, L. Leighton Hill, M.D., to Griffin & Griffin Exploration, LLC.
181. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 135, Harry R. Hill, M.D., to Griffin & Griffin Exploration, LLC.
182. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 6, Allie S. Buford, to Griffin & Griffin Exploration, LLC.
183. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 11, Cary E. Bufkin, to Griffin & Griffin Exploration, LLC.
184. Oil, gas and mineral lease, dated May 19, 2006, Book 146, Page 658, K. Hayes Callicutt, to Griffin & Griffin Exploration, LLC.
185. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 16, Kenneth G. Perry, to Griffin & Griffin Exploration, LLC.
186. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 21, E. P. Lobrano, Jr., to Griffin & Griffin Exploration, LLC.
187. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 26, Walter J. Gex, Ill, to Griffin & Griffin Exploration, LLC.
188. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 31, Frank T. Williams, to Griffin & Griffin Exploration, LLC.
189. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 36, Milton C. Williams, to Griffin & Griffin Exploration, LLC.
190. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 41, Lalie F. Eskay, to Griffin & Griffin Exploration, LLC.
191. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 46, I. Dudley Stewart, Agent and Attorney in Fact for Roane F. Bland, to Griffin & Griffin Exploration, LLC.
192. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 51, Bernice F. Stewart, to Griffin & Griffin Exploration, LLC.
193. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 141, Eleanor Wax Wilson, to Griffin & Griffin Exploration, LLC.
194. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 199, Patricia Morgan DeMartini, to Griffin & Griffin Exploration, LLC.
195. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 129, The Fairway Trust, to Griffin & Griffin Exploration, LLC.
196. Oil, gas and mineral lease, dated May 19, 2006, Book 147, Page 131, JoAnn Wiemer Hughes, to Griffin & Griffin Exploration, LLC.
197. Oil, gas and mineral lease, dated May 22, 2006, Book 146, Page 56, David Bray, to Griffin & Griffin Exploration, LLC.
198. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 64, Robert M. Bray, to Griffin & Griffin Exploration, LLC.
199. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 72, Marion Smith, to Griffin & Griffin Exploration, LLC.

200. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 80, David Bramlette, to Griffin & Griffin Exploration, LLC.

201. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 88, Margaret Ward, to Griffin & Griffin Exploration, LLC.

202. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 96, Kate Don Green, to Griffin & Griffin Exploration, LLC.

203. Oil, gas and mineral lease, dated May 22, 2006, Book 147, Page 104, Davenport Plantation, I, L.P., to Griffin & Griffin Exploration, LLC.

204. Oil, gas and mineral lease, dated May 24, 2006, Book 147, Page 120, Haynes Properties Corporation, to Griffin & Griffin Exploration, LLC.

205. Oil, gas and mineral lease, dated May 24, 2006, Book 147, Page 112, Michael McNeil Haynes, to Griffin & Griffin Exploration, LLC.

206. Oil, gas and mineral lease, dated May 24, 2006, Book 147, Page 120, George Dewey Haynes, Trustee of Charles R. Haynes, Jr., Children's Class Trust, to Griffin & Griffin Exploration, LLC.

207. Oil, gas and mineral lease, dated May 24, 2006, Book 147, Page 115, Two Stick Partnership, to Griffin & Griffin Exploration, LLC.

208. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 196, Beverly Wade Brister, to Griffin & Griffin Exploration, LLC.

209. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 191, Jennifer S. Villa, to Griffin & Griffin Exploration, LLC.

210. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 206, Darla S. Voinche, to Griffin & Griffin Exploration, LLC.

211. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 161, Eliece S. Nelson, to Griffin & Griffin Exploration, LLC.

212. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 96, JoAnn Parks, to Griffin & Griffin Exploration, LLC.

213. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 201, Janet Marie Apt Wall, to Griffin & Griffin Exploration, LLC.

214. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 221, Eleanor E. Shell, to Griffin & Griffin Exploration, LLC.

215. Oil, gas and mineral lease, dated April 12, 2006, Book 145, Page 90, Marilyn Hill Catchings, M.D., to Griffin & Griffin Exploration, LLC.

216. Oil, gas and mineral lease, dated April 12, 2006, Book 145, Page 86, Thomas Wax Hill, to Griffin & Griffin Exploration, LLC.

217. Oil, gas and mineral lease, dated April 12, 2006, Book 145, Page 86, L. Leighton Hill, M.D., to Griffin & Griffin Exploration, LLC.

218. Oil, gas and mineral lease, dated April 12, 2006, Book 145, Page 88, Harry R. Hill, M.D., to Griffin & Griffin Exploration, LLC.

219. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 140, Allie S. Buford, to Griffin & Griffin Exploration, LLC.

220. Oil, gas and mineral lease, dated March 3, 2006, Book 145, Page 186, Cary E. Bufkin, to Griffin & Griffin Exploration, LLC.

Legal Description of Property

PP F-12-1
API # 23-157-21966
Location: From the southeast corner of Section 27, T2N-R4W, Wilkinson County, Mississippi, go westerly along the line between Sections 27 and 41 for 4340 feet; thence go southerly at right angles for 3704 feet to the location in Section 41, T2N-R4W, Wilkinson County, Mississippi

PP F-12-3A
API #23-157-21985
Location: From Southeast corner Section 26, T2N-R4W go Westerly along line between Section 26 & 42 524 feet, thence go sly at right angle 3543 fee to surface location in Section 44; thence go South 56° 3' 15" for 777 feet to bottom hole location in Belmont Lake in Section 44, T2N-R4W, Wilkinson County, Mississippi.

PP F-12-4
API # 23-157-22007-01
Location: From the southeast corner of Section 26, T2N-R4W, Wilkinson County, Mississippi, go westerly along the line between Sections 26 and 42 for 494 feet; thence go southerly at right angles for 3541 feet to the Surface Location in Section 44, T2N-R4W, thence go North 83° 57' 41" East for 1400 feet to the Bottom Hole Location in Belmont Lake in Section 41, T2N-R4W, Wilkinson County, Mississippi.

PP F-12-5
API # 23-157-22008-01
Location: From the southeast corner of Section 26, T2N-R4W, Wilkinson County, Mississippi, go westerly along the line between Sections 26 and 42 for 465 feet; thence go southerly at right angles for 3537 feet to the Surface Location in Section 44, T2N-R4W; thence go North 81° 40' 47" for 1079 feet to the Bottom Hole Location in Belmont Lake situated in Section 44, T2N-R4W, Wilkinson County, Mississippi.

PP F-12-7
API# 23157-22071
From the SE corner of Section 27, T2N-R4W, Wilkinson County, Mississippi, go Westerly along the south boundary of Section 27 for 3,223'; thence southerly at right angles for 4,456' to the surface location in Section 41, T2N-R4W; thence go North 54 degrees 18' 02' West for 1,000" to the bottom hole location in Belmont Lake, in Section 41, T2N-R4W, Wilkinson County, Mississippi.

PP F-21
From the corner common to Section 15, 16 and 18, (northwest corner of Section 18), T2N-R5W. Wilkinson County, Mississippi, go easterly along the line between Sections 15 and 18, and an extension thereof, for 5341 feet; thence southerly at right angles for 73 feet to the location in Section 42, T2N-R4W, Wilkinson Coutny, Mississippi.

Exhibit B (Continued)

Well Equipment List

Lexaria's proportionate interest in:

PP F 12-1: Well head, meters and all associated casing, tubing, any and all down hole equipment and gas lift valves.

approximately 2.1 mile 2 7/8 tubing Oil Flow line.

approximately 2.1 mile 2 7/8 tubing gas injection line.

PP F 12-3A: Well head, meters and all associated casing, tubing, any and all down hole equipment and gas lift valves.

approximately 2.0 mile 2 7/8 tubing Oil Flow line.

approximately 2.0 mile 2 7/8 tubing gas injection line.

PP F 12-4: Well head, meters and all associated casing, tubing, any and all down hole equipment and gas lift valves.

approximately 2.0 mile 2 7/8 tubing Oil Flow line.

approximately 2.0 mile 2 7/8 tubing gas injection line.

PP F 12-5: Well head, meters and all associated casing, tubing, any and all down hole equipment and gas lift valves.

approximately 2.0 mile 2 7/8 tubing Oil Flow line.

approximately 2.0 mile 2 7/8 tubing gas injection line.

PP F-12-7
The new site will have the following: (construction underway)
(4) 400 BBL tanks
(1) 6 by 20 foot Treator
(1) Triplex Pump
(1) Utility Pole and Electrical Box
(1) Salt water Transfer pump
(1) Well Head and Structure

EXHIBIT B Continued

Production Facility Equipment List:

Lexaria's proportionate interest in:

- 10' x 12' building
- 10' x 20' building
- 6 – 400 bbl tanks
- 1 – 2' x 9' horizontal separator
- 1 – 3' x 12' vertical separator
- 1 – 6' x 20' vertical gun barrel
- 1 – 4' x 27 ½' vertical gun barrel
- 1 – 36" x 10' Horizontal gun barrel
- 1 – 48" x 10' Horizontal gun barrel
- All valves, meters, piping associated with the facility.

NOTE: gas compressors are rented

To Wire funds to Lexaria Corp:

BENEFICIARY BANK:	BANK OF MONTREAL 595 BURRARD STREET VANCOUVER, B. C., CANADA
CANADIAN BANK NUMBER:	001
TRANSIT NUMBER:	00040
ACCOUNT NUMBER:	4633-343
ACCOUNT NAME:	Lexaria Corp.
SWIFT BIC ADDRESS:	BOFMCAM2

TO SEND FUNDS FROM A U.S. BANK, IT MAY BE EASIER TO SEND THROUGH OUR U.S.SUBSIDIARY –

INTERMEDIARY BANK:	WACHOVIA BANK, NA
SWIFT CODE:	PNBPUS3NNYC
ABA:	# 026005092